As filed with the Securities and Exchange Commission on January 12, 2007

Registration No. 333-135922

811-08443

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 16

☒    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 16

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 BROAD STREET,

NEW YORK, NEW YORK 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 800-451-2010 (TOLL FREE)

ROBERT I. FRENKEL, ESQ.

LEGG MASON & CO., LLC

300 FIRST STAMFORD PLACE

4TH FLOOR

STAMFORD, CONNECTICUT 06902

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

SARAH E. COGAN, ESQ.

SIMPSON THACHER & BARTLETT LLP

425 LEXINGTON AVENUE

NEW YORK, NEW YORK 10017

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

January 12, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios I, Inc.

Investors Portfolio Class II

The fund’s investment manager is Legg Mason Partners Fund Advisor, LLC Inc, a subsidiary of Legg Mason, Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

The fund created Class IIA shares on December 28, 2006. Prior to that date, the fund issued two classes of shares, Class I and Class II (which are offered in separate prospectuses). Class II shares and Class IIA shares have the same rights and features, but the Class II shares will convert into Class I shares on or about April 27, 2007 in connection with the restructuring of the fund complex as described under the caption “Other Information” in the prospectus. The Class IIA shares will then be renamed Class II shares following the restructuring on or about April 27, 2007.

In this prospectus, we use the term “Class II shares” or “new Class II shares” to refer to Class IIA shares. We use the term “old Class II shares” to refer to the Class II shares that will convert into the Class I shares as described above.

Legg Mason Partners

Variable Portfolios I, Inc.

Investors Portfolio Class II

Contents

Things you should know about mutual fund risks before investing:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Fund goals, strategies and risks	2

More on the fund’s investments and related risks	6

Management	11

Share transactions	15

Dividends, distributions and taxes	19

Financial highlights	20

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios I, Inc. was named Salomon Brothers Variable Series Funds Inc and Legg Mason Partners Variable Investors Portfolio was named Salomon Brothers Variable Investors Fund. The fund’s investment objectives and strategies were not affected as a result of this change.

Fund goals, strategies and risks

This section summarizes the fund’s key investments and the principal risks of investing in the fund. See “More on the fund’s investments and related risks — Additional investments and investment techniques” in this prospectus and the statement of additional information for more information about the fund’s investments and the risks of investing.

Investment objectives

The primary investment objective of the fund is to seek long-term growth of capital. Current income is a secondary objective. These objectives may be changed without shareholder approval.

Principal investment strategies

Key investments

The fund invests primarily in common stocks of established U.S. companies. The fund may also invest in other equity securities. To a lesser degree, the fund invests in income producing securities such as debt securities. The fund may also invest up to 20% of its net assets in securities of foreign issuers.

How the portfolio managers select the fund’s investments

The portfolio managers emphasize individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio managers focus on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The portfolio managers employ fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the portfolio managers look for:

■	Share prices that appear to be temporarily oversold or do not reflect positive company developments;
■	Share prices that appear to undervalue the company’s assets, particularly on a sum-of-the-parts basis;
■	Special situations including corporate events, changes in management, regulatory changes or turnarounds situations; and
■	Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial conditions.

Principal risks of investing in the fund

Equity investments may involve added risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	U.S. stock markets decline or perform poorly relative to other types of investments;
■	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests;
■	Large capitalization stocks or growth stocks fall out of favor with investors; or
■	The portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.

2          Legg Mason Partners Variable Portfolios I, Inc.

In addition, investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund’s portfolio securities in amounts and at prices the manager considers reasonable; and
■	Economic, political and social developments may significantly disrupt the financial markets or interfere with the fund’s ability to enforce its rights against foreign government issuers.

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Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the Class I shares’ performance from year to year and by showing how the Class I shares’ performance compares with the return of one or more broad based market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The Class I shares’ performance indicated does not reflect variable annuity or life insurance contract charges, which, if included, would lessen performance. The fund’s performance does reflect certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

The returns shown in the bar chart and the performance table are for the fund’s Class I shares (which are offered in a separate prospectus) because no new Class II shares were outstanding as of January 12, 2007. The fund’s old Class II shares will be converted automatically into Class I shares on or about April 27, 2007 in connection with the restructuring of the fund complex as described under the caption “Other information.” Class I and new Class II shares are invested in the same portfolio of securities. The returns for the new Class II shares would be lower than those of Class I because Class II shares have higher expenses than Class I shares.

Total return

The bar chart and quarterly returns show the performance of the fund’s Class I shares.

Total Return for Class I Shares

Quarterly returns (for the periods shown in the bar chart):

Highest: 20.19% in 2nd quarter 2003; Lowest: (21.42)% in 3rd quarter 2002

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return of Class I shares for the periods shown to that of the Standard & Poor’s 500 Index (“S&P 500 Index”), a broad-based unmanaged index of widely held common stock. An investor cannot invest directly in an index.

Average Annual Total Returns (calendar years ended December 31, 2005)

	Inception Date	1 Year	5 Year	Since Inception
Fund Class I shares	2/17/98	6.53%	2.79%	6.43%

S&P 500 Index (reflects no deduction for fees, taxes or expenses)	2/17/98	4.91%	0.54%	4.14%

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Fee table

This table sets forth the fees and expenses you will pay if you invest in Class II shares of the fund. Your actual fees and expenses may be higher than shown. The fee table does not reflect variable annuity or insurance contract charges, which, if included, would increase the overall fees and expenses.

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	Not Applicable

Maximum deferred sales charge on redemptions	Not Applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees(1)	0.65%

Distribution and service (12b-1) fees	0.25%

Other expenses(2)	1.17%

Total annual fund operating expenses(3)	2.07%

(1)	The fund pays a management fee in accordance with the following fee schedule: 0.65% on average daily net assets up to and including $350 million; 0.55% on average daily net assets over $350 million and up to and including $500 million; 0.525% on average daily net assets over $500 million and up to and including $750 million; 0.50% on average daily net assets over $750 million and up to and including $1.0 billion; and 0.45% on average daily net assets in excess of $1.0 billion.

(2)	“Other expenses” reflect the manager’s estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

(3)	The manager has voluntarily agreed to waive a portion of its management fee and/or reimburse the fund for certain expenses so that the total annual operating expenses of Class II shares will not exceed 1.25%. The manager may discontinue this waiver and/or reimbursement at any time.

Example

This example helps you compare the cost of investing in Class II shares of the fund with other mutual funds. Your actual cost may be higher or lower. This example does not reflect variable annuity or life insurance contract charges, which, if included, would increase the cost of your investment. The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be	$210	$649	$1,114	$2,401

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More on the fund’s investments and related risks

The fund’s investment objectives and its principal investment strategies and risks are described under “Fund goals, strategies and risks.” This section provides additional information about the fund’s investments and certain portfolio management techniques the fund may use to achieve its objectives. Of course, there is no assurance that the fund will achieve its objectives.

Additional investments and investment techniques

Any policy or limitation for the fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund’s assets or for any other reason.

Investors Portfolio

The fund may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. The fund may invest without limit in convertible debt securities. The fund may also invest up to 20% of its assets in securities of foreign issuers.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts. Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging market investments” below for the general risks of foreign investing.

Fixed income investments

Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participations and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See “Foreign and emerging market investments” and “Sovereign government and supranational debt” below.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

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Credit quality

Securities are rated by different agencies and if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.

Investment grade securities

Securities are investment grade if they:

■	Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
■	Have received a comparable short-term or other rating; or
■	Are unrated securities that the portfolio managers believe are of comparable quality to investment grade securities.

High yield, lower quality securities

The fund may invest in fixed income securities that are high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the manager to be of equivalent quality. These securities are commonly referred to as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

■	Increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.

Foreign and emerging market investments

The fund may invest in foreign securities, including emerging market issuers, or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in

Investors Portfolio          7

countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable or the fund may have difficulty determining the fair value of its securities;
■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
■	Economic, political and social developments may adversely affect non-U.S. securities markets.

Sovereign government and supranational debt

The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

■	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries;
■	Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries;
■	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
■	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;
■	Participations in loans between emerging market governments and financial institutions; and
■	Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign government and supranational debt involve many of the risks described above of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and a fund may be unable to enforce its rights against the issuers.

Derivatives and hedging techniques

The fund may use derivative contracts, including, but not limited to, futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

■	As a substitute for buying or selling securities; or
■	To enhance the fund’s return as a non-hedging strategy that may be considered speculative.

8          Legg Mason Partners Variable Portfolios I, Inc.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Temporary defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment objectives. Frequent trading increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund’s annual operating expenses shown in the fund’s fee table in this prospectus but do detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Insurance regulation

The fund provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund’s intention to operate in compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.

The separate accounts are also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

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Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the statement of additional information.

More information about the fund’s investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information.

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Management

The manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.

ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund as the fund’s subadviser, except for the management of cash and short-term instruments, which is provided by LMPFA. ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SaBAM”) was the fund’s investment manager. SaBAM is also a wholly-owned subsidiary of Legg Mason.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Manager/ Portfolio Management Team Members	Portfolio Manager Since	Past 5 years’ business experience
Mark McAllister	April 2000	Equity analyst responsible for the day to day management of the fund; joined ClearBridge or its predecessor firms in 1999.

Robert Feitler	August 2004	Co-manager for large cap value strategies; team leader for small cap growth strategies; sector manager for small cap growth and balanced strategies; joined ClearBridge or its predecessor firms in 1995.

The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed and the portfolio managers’ ownership of securities of the fund.

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Management fees

As of December 31, 2005, SaBAM managed approximately $88 billion of assets.

Actual management fee paid during the most recent fiscal year as a percentage of average daily net assets after accounting for voluntary expense limitations and/or reimbursements, if applicable
0.65%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended December 31, 2005.

Distributors

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the manager, and CGMI, a registered broker-dealer, serve as the fund’s distributors.

Plan of distribution

The fund has adopted a Rule 12b-1 distribution plan for Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average daily net assets of the Class. The plan allows Class II shares of the fund to bear distribution fees in connection with the sale and distribution of Class II shares. It also allows the fund to pay for services to Class II shareholders. This fee is an ongoing expense and over time may cost you more than paying other types of sales charges.

In addition, the fund’s distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments by the distributors and/or their affiliates described in the above paragraph are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

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Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies and the ability to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-

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described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Share transactions

Availability of the fund

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board of Directors of the fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.

Subject to applicable law, the fund may, without prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. The fund reserves the right to reject any specific purchase order.

The fund also offers Class I shares through a separate prospectus. Class I shares are not subject to a distribution fee and are only available through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans.

Certain insurance companies may have selected, and the distributors may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributors or their affiliates to such insurance company would decrease.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	The New York Stock Exchange (the “NYSE”) is closed;

Investors Portfolio         15

■	Trading on the NYSE is restricted;
■	An emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or
■	As permitted by an SEC order in extraordinary circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund (the “Board”) has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trad -

16          Legg Mason Partners Variable Portfolios I, Inc.

ing activity and to prohibit frequent purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market timing and similar abusive practices.

The fund’s policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right, with notification to shareholders, to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share price

The price of fund shares is based on the fund’s net asset value. The fund’s net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

The Board of Directors has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board

Investors Portfolio          17

using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) — may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid — such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund’s transfer agent before the transfer agent’s close of business.

18          Legg Mason Partners Variable Portfolios I, Inc.

Dividends, distributions and taxes

Annual distributions of income and capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gains, if any, as follows:

Fund	Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Investors Portfolio	annually	annually	gain

Participating insurance companies should consult their tax advisors about federal, state and local tax consequences.

Investors Portfolio          19

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past 5 years and for the six-month period ended June 30, 2006. The fund created Class II shares on December 28, 2006. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund’s Class I shares assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2005 in the following table has been derived from the fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The information for the six-month period ended June 30, 2006 has been derived from the fund’s unaudited semi-annual financial statements. The financial statements containing the information for each of the years ended on or prior to December 31, 2004 in the following table were audited by other independent registered public accountants.

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2006(1)(2)		2005(1)	2004(1)	2003	2002	2001
Net Asset Value, Beginning of Period	$14.54		$13.81	$12.69	$9.71	$12.79	$13.59

Income (Loss) From Operations:
Net investment income	0.10		0.18	0.21	0.16	0.14	0.09
Net realized and unrealized gain (loss)	0.60		0.72	1.11	2.98	(3.09)	(0.64)

Total Income (Loss) From Operations	0.70		0.90	1.32	3.14	(2.95)	(0.55)

Less Distributions From:
Net investment income	(0.03)		(0.17)	(0.20)	(0.16)	(0.13)	(0.09)
Net realized gains	—		—	—	—	—	(0.16)

Total Distributions	(0.03)		(0.17)	(0.20)	(0.16)	(0.13)	(0.25)

Net Asset Value, End of Period	$15.21		$14.54	$13.81	$12.69	$9.71	$12.79%

Total Return(3)	4.80%		6.53%	10.38%	32.33%	(23.05)%	(4.15)%

Net Assets, End of Period (000s)	$314,544		$339,529	$363,803	$287,808	$215,208	$254,937

Ratios to Average Net Assets:
Gross expenses	0.71	%(4)	0.71%	0.77%	0.82%	0.81%	0.82%
Net expenses(5)	0.71	(4)(6)	0.71 (6)	0.77 (6)	0.82	0.81	0.82
Net investment income	1.35	(4)	1.32	1.57	1.51	1.23	0.92

Portfolio Turnover Rate	14%		51%	38%	39%	51%	40%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2006 (unaudited).

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

(6)	Reflects fee waivers and/or expense reimbursements.

20          Legg Mason Partners Variable Portfolios I, Inc.

(Investment Company Act file no. 811-08443)

SBVINVZA

Legg Mason Partners Variable Portfolios I, Inc.

Investors Portfolio Class II

Additional information about the fund

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

How to obtain additional information.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or by writing the fund at Legg Mason Partners Variable Portfolios I, Inc., 125 Broad Street, New York, NY 10004. The fund’s web site does not make available its statement of additional information and shareholder reports because the web site is not currently set up to do so.

You can also review the fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room located at 100 F Street, NE, Washington, D.C. 20549. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Securities and Exchange Commission’s Internet web site — http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

January 12, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

ADLF5644b

Legg Mason Partners Variable Portfolios I, Inc.

Small Cap Growth Portfolio

Class II

The fund’s investment manager is Legg Mason Partners Fund Advisor, LLC, a subsidiary of Legg Mason, Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

The fund created Class IIA shares on December 28, 2006. Prior to that date, the fund issued two classes of shares, Class I and Class II (which are offered in separate prospectuses). Class II shares and Class IIA shares have the same rights and features, but the Class II shares will convert into Class I shares on or about April 27, 2007 in connection with the restructuring of the fund complex as described under the caption “Other Information” in the prospectus. The Class IIA shares will then be renamed Class II shares following the restructuring on or about April 27, 2007.

In this prospectus, we use the term “Class II shares” or “new Class II shares” to refer to Class IIA shares. We use the term “old Class II shares” to refer to the Class II shares that will convert into the Class I shares as described above.

Legg Mason Partners Variable Portfolios I, Inc.

Small Cap Growth Portfolio Class II

Contents

Things you should know about mutual fund risks before investing:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Fund goals, strategies and risks	2

More on the fund’s investments and related risks	7

Management	11

Share transactions	15

Dividends, distributions and taxes	19

Financial highlights	20

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios I, Inc. was named Salomon Brothers Variable Series Funds Inc and Legg Mason Partners Variable Small Cap Growth Portfolio was named Salomon Brothers Variable Small Cap Growth Fund. The fund’s investment objective and strategies were not affected as a result of this change.

Fund goals, strategies and risks

This section summarizes the fund’s key investments and the principal risks of investing in the fund. See “More on the fund’s investments and related risks — Additional investments and investment techniques” in this prospectus and the statement of additional information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks long-term growth of capital. This objective may be changed without shareholder approval.

Principal investment strategies

Key investments

The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. For the purposes of this 80% policy, small capitalization companies are considered to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund are still considered to be securities of small capitalization companies for purposes of the fund’s 80% policy. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of March 31, 2006, the market capitalization of companies included in the Russell 2000 Index ranged from approximately $9.1 million to $5.4 billion. This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in equity securities of companies with small market capitalization and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

The fund may invest up to 20% of its assets in equity securities of companies that are not considered to be small capitalization companies. The fund may also invest up to 20% of its assets in non-convertible bonds, notes and debt securities and may invest up to 20% of its assets in securities of foreign issuers.

How the portfolio managers select the fund’s investments

The portfolio managers emphasize companies which they believe have favorable growth prospects and potential for significant capital appreciation. In selecting individual companies for investment, the portfolio managers look for:

■	Companies that either occupy a dominant position in an emerging industry or possess a growing market share in larger, fragmented industries;
■	Favorable sales and/or earnings growth trends;
■	High or improving return on capital;
■	Strong financial condition; and
■	Experienced and effective management.

2         Legg Mason Partners Variable Portfolios I, Inc.

Principal risks of investing in the fund

While investing in equity securities historically has produced greater average returns than investing in fixed income securities, small cap securities may also involve added risks. Investors can lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Small capitalization stocks fall out of favor with investors;
■	Recession or adverse economic trends adversely affect the earnings or financial condition of small companies;
■	The portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of the fund’s investments proves to be incorrect; or
■	Greater volatility of share price because of the fund’s focus on small cap companies.

Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:

■	Be more sensitive to changes in earnings results and investor expectations;
■	Have more limited product lines, capital resources and management depth;
■	Experience sharper swings in market values;
■	Be harder to sell at the times and prices the manager believes appropriate; and
■	Offer greater potential for gain and loss.

Growth securities typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

Equity investments may involve added risks and may not perform as well as other investments if any of the following occurs:

■	U.S. stock markets decline;
■	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests;
■	Large capitalization stocks fall out of favor with investors; or
■	The manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.

The fund also has additional risks associated with investing in fixed income securities and securities of foreign issuers. Please see “More on the fund’s investments and related risks” for additional information about these risks.

Small Cap Growth Portfolio         3

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the Class I shares’ performance from year to year and by showing how the Class I shares’ performance compares with the return of one or more broad based market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The Class I shares’ performance indicated does not reflect variable annuity or life insurance contract charges, which, if included, would lessen performance. The fund’s performance does reflect certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

The returns shown in the bar chart and the performance table are for Class I shares of the fund (which are offered in a separate prospectus) because no new Class II shares were outstanding as of January 12, 2007. The fund’s old Class II shares will be converted automatically into Class I shares on or about April 27, 2007 in connection with the restructuring of the fund complex as described under the caption “Other information.” Class I and new Class II shares are invested in the same portfolio of securities. The returns for new Class II shares would be lower than those of Class I because Class II shares have higher expenses than Class I shares.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class I shares.

Total Return for Class I Shares

Quarterly returns (for the periods shown in the bar chart):

Highest: 24.42% in 2nd quarter 2003; Lowest: (26.49)% in 3rd quarter 2002

4         Legg Mason Partners Variable Portfolios I, Inc.

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return of Class I shares for the periods shown to that of the Russell 2000 Growth Index, an index which measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates and the Russell 2000 Index, an index which includes companies with market capitalizations below the top 1,000 of stocks of the equity markets. An investor cannot invest directly in an index.

Average Annual Total Returns (calendar years ended December 31, 2005)

	Inception Date	1 Year	5 Years	Since Inception
Fund Class I shares	11/8/99	4.89%	1.72%	7.35%

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	11/8/99	4.15%	2.28%	1.24%

Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	11/8/99	4.55%	8.22%	8.44%

Fee Table

This table sets forth the fees and expenses you will pay if you invest in Class II shares of the fund. Your actual fees and expenses may be higher than shown. The fee table does not reflect variable annuity or insurance contract charges, which, if included, would increase the overall fees and expenses.

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	Not Applicable

Maximum deferred sales charge on redemptions	Not Applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees(1)	0.75%

Distribution and service (12b-1) fee	0.25%

Other expenses(2)	0.33%

Total annual fund operating expenses(1)	1.33%

(1)	The manager has voluntarily agreed to waive a portion of its management fee and/or reimburse the fund for certain expenses so that the total annual operating expenses for Class II shares will not exceed 1.25%. The manager may discontinue this waiver and/or reimbursement at any time.

(2)	“Other expenses” reflect the manager’s estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Small Cap Growth Portfolio         5

Example

This example helps you compare the cost of investing in Class II shares of the fund with other mutual funds. Your actual cost may be higher or lower. This example does not reflect variable annuity or life insurance contract charges, which, if included, would increase the cost of your investment. The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be	$135	$421	$728	$1,600

6         Legg Mason Partners Variable Portfolios I, Inc.

More on the fund’s investments and related risks

The fund’s investment objective and its principal investment strategies and risks are described under “Fund goals, strategies and risks.” This section provides additional information about the fund’s investments and certain portfolio management techniques the fund may use to achieve its objective. Of course, there is no assurance that the fund will achieve its objective.

Additional investments and investment techniques

Any policy or limitation for the fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund’s assets or for any other reason.

Small Cap Growth Portfolio

The fund may invest up to 20% of its assets in equity securities of companies that are not considered to be small capitalization companies. The fund may also invest up to 20% of its assets in non-convertible bonds, notes and debt securities when the portfolio managers believe that their total return potential equals or exceeds the potential return of equity securities. The fund may also invest up to 20% of its assets in securities of foreign issuers. The fund may invest in derivative contracts, including futures contracts.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts. Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging market investments” below for the general risks of foreign investing.

Fixed income investments

Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participations and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See “Foreign and emerging markets investments” below.

Small Cap Growth Portfolio         7

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Credit quality

Securities are rated by different agencies and if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.

Investment grade securities

Securities are investment grade if they:

■	Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
■	Have received a comparable short-term or other rating; or
■	Are unrated securities that the portfolio managers believe are of comparable quality to investment grade securities.

Foreign and emerging market investments

The fund may invest in foreign securities, including emerging market issuers, or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable or the fund may have difficulty determining the fair value of its securities;
■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
■	Economic, political and social developments may adversely affect non-U.S. securities markets.

Derivatives and hedging techniques

The fund may use derivative contracts, including, but not limited to, futures and options on securities, securities indices or currencies; options on these futures; forward currency

8         Legg Mason Partners Variable Portfolios I, Inc.

contracts; and interest rate, currency or credit default swaps. The fund does not use derivatives as a primary investment technique and may use them to hedge, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

■	As a substitute for buying or selling securities; or
■	To enhance the fund’s return as a non-hedging strategy that may be considered speculative.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Temporary defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment objective. Frequent trading increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund’s annual operating expenses shown in the fund’s fee table in this prospectus but do detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Insurance regulation

The fund provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund’s intention to operate in compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.

The separate accounts are also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate

Small Cap Growth Portfolio         9

account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the statement of additional information.

More information about the fund’s investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information.

10         Legg Mason Partners Variable Portfolios I, Inc.

Management

The manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.

ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund as the fund’s subadviser, except for the management of cash and short-term instruments, which is provided by LMPFA. ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SaBAM”) was the fund’s investment manager. SaBAM is also a wholly-owned subsidiary of Legg Mason.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Manager/ Portfolio Management Team Members	Portfolio Manager Since	Past 5 years’ business experience
Vincent Gao, CFA	August 2004	With respect to the fund, team leader, responsible for oversight and portfolio strategy; sector manager for small cap growth and balanced strategies and analyst covering technology; joined ClearBridge or its predecessor firms in 1999.

Robert Feitler	August 2004	With respect to the fund, team member analyst responsible for financial services sector with responsibility for buy and sell decisions in that sector; co-manager for large cap value strategies; team leader for small cap growth strategies; sector manager for small cap growth and balanced strategies; joined ClearBridge or its predecessor firms in 1995.

Dmitry Khaykin	August 2004	With respect to the fund, team member analyst responsible for media and telecommunications with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering communications and media; joined ClearBridge or its predecessor firms in June 2003; prior to June 2003, was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co. Inc.

Small Cap Growth Portfolio         11

Portfolio Manager/ Portfolio Management Team Members	Portfolio Manager Since	Past 5 years’ business experience
Margaret Blaydes	August 2004	With respect to the fund, team member analyst responsible for consumer sector with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering tobacco, beverages, retail and consumer; joined ClearBridge or its predecessor firms in March 2003; prior to March 2003 was an equity research analyst covering entertainment and leisure industries at Salomon Smith Barney Inc.

The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed and the portfolio managers’ ownership of securities of the fund.

Management fees

As of December 31, 2005, SaBAM managed approximately $88 billion of assets.

Actual management fee paid during the most recent fiscal year as a percentage of average daily net assets after accounting for voluntary expense limitations and/or reimbursements, if applicable
0.75%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended December 31, 2005.

Distributors

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the manager, and CGMI, a registered broker-dealer, serve as the fund’s distributors.

Plan of distribution

The fund has adopted a Rule 12b-1 distribution plan for Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average daily net assets of the Class. The plan allows Class II shares of the fund to bear distribution fees in connection with the sale and distribution of Class II shares. It also allows the fund to pay for services to Class II shareholders. This fee is an ongoing expense and, over time may cost you more than paying other types of sales charges.

In addition, the fund’s distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

12         Legg Mason Partners Variable Portfolios I, Inc.

The payments by the distributors and/or their affiliates described in the above paragraph are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies and the ability to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to

Small Cap Growth Portfolio         13

the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

14         Legg Mason Partners Variable Portfolios I, Inc.

Share transactions

Availability of the fund

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board of Directors of the fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.

Subject to applicable law, the fund may, without prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. The fund reserves the right to reject any specific purchase order.

The fund also offers Class I shares through a separate prospectus. Class I shares are not subject to a distribution fee and are only available through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans.

Certain insurance companies may have selected, and the distributors may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributors or their affiliates to such insurance company would decrease.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund or its agent will be the net asset value next determined after receipt by the fund of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	The New York Stock Exchange (the “NYSE”) is closed;

Small Cap Growth Portfolio         15

■	Trading on the NYSE is restricted;
■	An emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or
■	As permitted by an SEC order in extraordinary circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund (the “Board”) has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent

16         Legg Mason Partners Variable Portfolios I, Inc.

trading activity and to prohibit frequent purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market timing and similar abusive practices.

The fund’s policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right, with notification to shareholders, to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share price

The price of fund shares is based on the fund’s net asset value. The fund’s net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

The Board of Directors has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt

Small Cap Growth Portfolio         17

obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) — may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid — such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund’s transfer agent before the transfer agent’s close of business.

18         Legg Mason Partners Variable Portfolios I, Inc.

Dividends, distributions and taxes

Annual distributions of income and capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gains, if any, as follows:

Fund	Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Small Cap Growth Portfolio	annually	annually	gain

Participating insurance companies should consult their tax advisors about federal, state and local tax consequences.

Small Cap Growth Portfolio         19

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past 5 years and for the six-month period ended June 30, 2006. The fund created Class II shares on December 28, 2006. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund’s Class I shares assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2005 in the following table has been derived from the fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The information for the six-month period ended June 30, 2006 has been derived from the fund’s unaudited semi-annual financial statements. The financial statements containing the information for each of the years ended on or prior to December 31, 2004 in the following table were audited by other independent registered public accountants.

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2006(1)(2)		2005(2)	2004		2003(2)		2002	2001
Net asset value, beginning of period	$13.64		$14.09	$12.25		$8.22		$12.59	$13.57

Income (loss) from operations:
Net investment income (loss)	(0.02)		(0.01)	(0.00	)(3)	(0.06)		(0.04)	(0.04)
Net realized and unrealized gain (loss)	0.38		0.70	1.84		4.09		(4.33)	(0.94)

Total income (loss) from operations	0.36		0.69	1.84		4.03		(4.37)	(0.98)

Less distributions from:
Net realized gains	—		(1.14)	—		—		—	—

Total distributions	—		(1.14)	—		—		—	—

Net asset value, end of period	$14.00		$13.64	$14.09		$12.25		$8.22	$12.59

Total return(4)	2.64%		4.89%	15.02%		49.03	%(5)	(34.71)%	(7.22)%

Net assets, end of period (000s)	$77,390		$72,690	$66,350		$42,035		$16,047	$16,292

Ratios to average net assets:
Gross expenses	1.07	%(6)	0.97%	1.03%		1.26%		1.30%	1.47%
Net expenses(7)	1.07	(6)(8)	0.97	1.03		1.26		1.30	1.47
Net investment income (loss)	(0.21	)(6)	(0.09)	0.01		(0.58)		(0.47)	(0.47)

Portfolio turnover rate	41%		116%	129%		147%		78%	102%

(1)	For the six months ended June 30, 2006 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(5)	0.12% of the Fund’s total return resulted from advisory reimbursements as a result of investments not meeting the investment policy of the Fund.

(6)	Annualized.

(7)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.50%.

(8)	Reflects fee waivers and/or expense reimbursements.

20         Legg Mason Partners Variable Portfolios I, Inc.

(Investment Company Act file no. 811-08443)

SBVSMCP2A

Legg Mason Partners Variable Portfolios I, Inc.

Small Cap Growth Portfolio Class II

Additional information about the fund

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

How to obtain additional information.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010, or by writing the fund at Legg Mason Partners Variable Portfolios I, Inc., 125 Broad Street, New York, NY 10004. The fund’s web site does not make available its statement of additional information and shareholder reports because the web site is not currently set up to do so.

You can also review the fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room located at 100 F street, NE, Washington, DC 20549. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Securities and Exchange Commission’s Internet web site – http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

January 12, 2007

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

125 BROAD STREET

NEW YORK, NEW YORK 10004

800-725-6666

Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Funds Inc) (the “Company”) consists of Legg Mason Partners Variable All Cap Portfolio (“All Cap Portfolio”), Legg Mason Partners Variable Global High Yield Bond Portfolio (“Global High Yield Bond Portfolio”), Legg Mason Partners Variable Investors Portfolio (“Investors Portfolio”), Legg Mason Partners Variable Large Cap Growth Portfolio (“Large Cap Growth Portfolio”), Legg Mason Partners Variable Small Cap Growth Portfolio (“Small Cap Growth Portfolio”), Legg Mason Partners Variable Strategic Bond Portfolio (“Strategic Bond Portfolio”) and Legg Mason Partners Variable Total Return Portfolio (“Total Return Portfolio”) (each, a “fund” and collectively, the “funds”). The Company’s name changed from Salomon Brothers Variable Series Funds Inc to Legg Mason Partners Variable Portfolios I, Inc. on May 1, 2006. Each of the funds is an investment portfolio of the Company, an open-end investment company incorporated in Maryland on October 1, 1997.

Shares of each fund are sold only to: (i) separate accounts of Participating Insurance Companies to fund the benefits for Variable Annuity (“VA”) contracts and Variable Life Insurance (“VLI”) policies; and (ii) Qualified Pension and Retirement Plans (“Plans”). Accordingly, all references to “shareholders” in each fund Prospectus refer to such Participating Insurance Companies and Plans and not to individual contract or policy holders or plan participants. Each of the funds, except All Cap Portfolio, is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information (“SAI”) supplements the information contained in the current Prospectuses (collectively, the “Prospectuses”) of the portfolios of Legg Mason Partners Variable Portfolios I, Inc. (the “Company”), dated May 1, 2006 (as amended or supplemented from time to time) (except for Investors Portfolio’s and Small Cap Growth Portfolio’s new Class II prospectuses, which are dated January 12, 2007). This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a fund’s current Prospectus (each a “Prospectus”). This SAI supplements and should be read in conjunction with a fund’s Prospectus, a copy of which may be obtained, without charge, by writing the Company at the above address, or by calling the toll-free telephone number listed above, or by visiting Legg Mason Partners’ website at http://www.leggmason.com/InvestorServices.

Investors Portfolio and Small Cap Growth Portfolio created Class IIA shares on December 28, 2006. Prior to that date, these funds issued two classes of shares, Class I and Class II (which are offered in separate prospectuses). Class II shares and Class IIA shares have the same rights and features, but the Class II shares will convert into Class I shares on or about April 27, 2007 in connection with the restructuring of the fund complex as described under the caption “Other Information” in the prospectuses. The Class IIA shares will then be renamed Class II shares following the restructuring on or about April 27, 2007.

In this statement of additional information, we use the term “Class II shares” or “new Class II shares” to refer to Class IIA shares of Investors Portfolio and Small Cap Growth Portfolio. We use the term “old Class II shares” to refer to the Class II shares that will convert into the Class I shares as described above.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Overall responsibility for management and supervision of the Company rests with the Company’s Board of Directors (the “Board”). The Directors approve all significant agreements between the Company and the companies that furnish services to the funds, including agreements with the Company’s distributors, investment manager, custodian and transfer agent. The day-to-day operations of the Company are delegated to the Company’s investment manager.

The Directors and officers of the Company are listed below. Certain of the directors and officers are also directors and officers of one or more other investment companies for which Legg Mason Partners Fund Advisor, LLC (“LMPFA”, the “manager” or the “investment manager”), the funds’ investment manager, acts as investment adviser. An asterisk (*) in the tables below identifies those Directors and officers who are “interested persons” (as defined in the 1940 Act). Each Director and officer noted as an interested person is interested by virtue of that individual’s position with the manager or its affiliates (including ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“WAML”)).

Directors Name, Address(1), and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director
INDEPENDENT DIRECTORS(2)

Carol L. Colman Birth year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin Birth year: 1946	Director	Since 1998	Retired; formerly, Associate General Counsel, Pfizer, Inc.	34	None

Leslie H. Gelb Birth year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director, Britannica.com; Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone”)

(1)	The address of each Director and officer, unless indicated otherwise, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.
(2)	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company’s by-laws. Each officer is elected and appointed by the Directors and holds office until he or she resigns, is removed or is otherwise disqualified to serve.
(3)	A fund complex (“Fund Complex”) means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

Name, Address(1), and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director
William R. Hutchinson Birth year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc (consultants) (since 2001); formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc- Corp.

Dr. Riordan Roett Birth year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Birth year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly, Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone

(1)	The address of each Director and officer, unless indicated otherwise, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.
(2)	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company’s by-laws. Each officer is elected and appointed by the Directors and holds office until he or she resigns, is removed or is otherwise disqualified to serve.
(3)	A fund complex (“Fund Complex”) means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

Name, Address(1), and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR(2)

R. Jay Gerken, CFA* 399 Park Avenue New York, NY 10022 Birth year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co., LLC; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with the manager or its affiliates; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 168 funds associated with the manager or its affiliates.	163	Trustee of 11 Consulting Group Capital Markets Funds

(1)	The address of each Director and officer, unless indicated otherwise, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.
(2)	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company’s by-laws. Each officer is elected and appointed by the Directors and holds office until he or she resigns, is removed or is otherwise disqualified to serve.
(3)	A fund complex (“Fund Complex”) means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

Name, Address(1), and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director
OFFICERS(2)

Ted P. Becker* Birth year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co., LLC

or its predecessor

(since 2005); Chief Compliance Officer with certain mutual funds associated with the manager or its affiliates (since 2006); Managing Director of Compliance at CAM (2002-2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Alan J. Blake* Birth year: 1949	Executive Vice President	Since 2002	Managing Director of the manager or its affiliates; officer of certain mutual funds associated with the manager or its affiliates.	N/A	N/A

John Chiota* 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co., LLC or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer with certain funds associated with the manager or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance officer with TD Waterhouse.	N/A	N/A

(1)	The address of each Director and officer, unless indicated otherwise, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.
(2)	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company’s by-laws. Each officer is elected and appointed by the Directors and holds office until he or she resigns, is removed or is otherwise disqualified to serve.
(3)	A fund complex (“Fund Complex”) means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

Name, Address(1), and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director
Robert Feitler, Jr.* Birth year: 1959	Executive Vice President	Since 2004	Director of the manager or its affiliates; officer of certain mutual funds associated with the manager or its affiliates.	N/A	N/A

Robert I. Frenkel* 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary & Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for Legg Mason & Co., LLC or its predecessors (since 2000); Officer of CAM (1994-2005); Secretary of CFM (1999-2004); Secretary of certain mutual funds associated with the manager or its affiliates; Chief Legal Officer of certain mutual funds associated with the manager or its affiliates.	N/A	N/A

Vincent Gao, CFA* Birth year: 1974	Executive Vice President	Since 2004	Director of the manager or its affiliates; officer of certain mutual funds associated with the manager or its affiliates.	N/A	N/A

John G. Goode* One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of the manager or its affiliates; officer of certain mutual funds associated with the manager or its affiliates.	N/A	N/A

Frances M. Guggino* 125 Broad Street, 10th Floor New York, NY 10004 Birth year: 1957	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co., LLC or its predecessors; Treasurer and/or Controller of certain mutual funds associated with the manager or its affiliates (since 1991).	N/A	N/A

(1)	The address of each Director and officer, unless indicated otherwise, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.
(2)	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company’s by-laws. Each officer is elected and appointed by the Directors and holds office until he or she resigns, is removed or is otherwise disqualified to serve.
(3)	A fund complex (“Fund Complex”) means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

Name, Address(1), and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director
Peter J. Hable* One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of the manager or its affiliates; officer of certain mutual funds associated with the manager or its affiliates.	N/A	N/A

Patrick Hughes* Birth Year: 1964	Executive Vice President	Since 2005	Vice President of the manager or its affiliates; officer of certain mutual funds associated with the manager or its affiliates.	N/A	N/A

Mark J. McAllister, CFA* Birth year: 1962	Executive Vice President	Since 2004	Managing Director of the manager or its affiliates; officer of certain mutual funds associated with the manager or its affiliates.	N/A	N/A

Robert M. Nelson* 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth year: 1950	Assistant Secretary	Since 2003	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2004); Vice-President of CAM (1996-2004); Assistant Secretary of certain mutual funds associated with the manager or its affiliates.	N/A	N/A

William J. Renahan* Birth year: 1969	Assistant Secretary	Since 2003	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2004); Vice-President of CAM (1999-2004); Assistant Secretary of certain mutual funds associated with the manager or its affiliates.	N/A	N/A

(1)	The address of each Director and officer, unless indicated otherwise, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.
(2)	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company’s by-laws. Each officer is elected and appointed by the Directors and holds office until he or she resigns, is removed or is otherwise disqualified to serve.
(3)	A fund complex (“Fund Complex”) means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

Name, Address(1), and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director
George J. Williamson* Birth year: 1933	Executive Vice President	Since 1998	Managing Director of the manager or its affiliates; officer of certain mutual funds associated with the manager or its affiliates.	N/A	N/A

(1)	The address of each Director and officer, unless indicated otherwise, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.
(2)	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company’s by-laws. Each officer is elected and appointed by the Directors and holds office until he or she resigns, is removed or is otherwise disqualified to serve.
(3)	A fund complex (“Fund Complex”) means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

For the calendar year ended December 31, 2005, the Directors of the funds beneficially owned equity securities of the funds of the Company and in other investment companies overseen by the Directors within the same family of investment companies within the dollar ranges presented in the table below. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.

Name of Director	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors

Carol L. Colman	None	Over $100,000

Daniel P. Cronin	None	Over $100,000

Leslie H. Gelb	None	None

William R. Hutchinson	None	Over $100,000

Dr. Riordan Roett	None	None

Jeswald W. Salacuse	None	$10,001- $50,000

Interested Director

R. Jay Gerken	None	Over $100,000

As of December 31, 2005, none of the Directors who are not “interested persons” of the funds, Salomon Brothers Asset Management Inc (“SaBAM”) or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards (“Independent Directors”), nor their immediate family members, owned beneficially or of record any securities in the investment manager, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) (“CGM”), Legg Mason Investor Services, LLC (“LMIS”) or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment manager, CGM or LMIS.

The Board has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Ms. Colman, Messrs. Cronin, Gelb, Hutchinson and Salacuse and Dr. Roett.

The Audit Committee oversees the scope of the funds’ audits, the funds’ accounting and financial reporting policies and practices and its internal controls. The Audit Committee’s primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, the qualifications and independence of the funds’ independent registered public accounting firm, and the funds’ compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Directors of the funds for their ratification, the selection, appointment, retention or termination of the funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm.

The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds’ independent registered public accounting firm to Western Asset, WAML or ClearBridge (each, a “sub-adviser”) and to LMPFA and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting. During the most recent fiscal year, the Audit Committee of the Company met six times.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met one time during the most recent fiscal year.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. None of the committees has specific, minimum qualifications for nominees, and none has established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the fund, as applicable.

The Company also has a Pricing Committee composed of the Chairman of the Board and one Independent Director which is charged with determining fair value prices for securities when required. During the funds’ most recent fiscal year the Pricing Committee met 11 times.

The following table shows the compensation paid to each director during the Company’s last fiscal year. Mr. Gerken is not compensated by the Company for his services as a Director because of his affiliation with

Legg Mason, Inc. (“Legg Mason”) but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings. No officer or employee of Western Asset, WAML, ClearBridge and LMPFA or any of its affiliates receives any compensation from the Company for serving as an officer or Director of the Company although they may be reimbursed for reasonable travel expenses for attending Board meetings.

The Company pays each Director who is not an interested person a fee of $7,000 per annum plus $750 for attendance at each in-person meeting of the Board and $500 for each telephonic meeting in which that Director participates. The chair of the Audit Committee will receive an additional $5,000 per year. All Directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. The Company does not provide any pension or retirement benefits to Directors.

Name of Person	All Cap Portfolio	High Yield Portfolio	Investor Portfolio	Large Cap Portfolio	Sm Cap Portfolio	Strategic Portfolio	Total Return Portfolio	Compensation from Funds and Fund Complex Paid to Directors(1)	Number of Portfolios for Which Director Serves Within Fund Complex
Carol L. Colman*	$2,083.25	$2,083.20	$2,083.25	$2,083.14	$2,083.18	$2,083.20	$2,083.20	$233,500.00	37
Daniel P. Cronin*	$1,678.61	$1,678.56	$1,678.61	$1,678.54	$1,678.56	$1,678.56	$1,678.56	$176,500.00	34
Leslie H. Gelb*	$1,571.46	$1,572.42	$1,571.46	$1,571.40	$1,571.42	$1,571.42	$1,571.42	$169,500.00	34
William R. Hutchinson*	$1,678.61	$1,678.56	$1,678.61	$1,678.54	$1,678.56	$1,678.56	$1,678.56	$279,300.00	44
Dr. Riordan Roett*	$1,571.46	$1,571.42	$1,571.46	$1,571.40	$1,571.42	$1,571.42	$1,571.42	$166,000.00	34
Jeswald W. Salacuse*	$1,607.18	$1,607.13	$1,607.18	$1,607.12	$1,607.13	$1,607.13	$1,607.13	$169,250.00	34

*	Member of Audit Committee.
(1)	In addition to the amounts set forth above, Messrs. Cronin, Gelb, Hutchinson and Salacuse, Dr. Roett and Ms. Colman received $95,500, $46,000, $163,450, $86,500, $82,000 and $171,750, respectively, during the calendar year ended December 31, 2005 for service as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the funds. Those amounts were borne by the manager and/or its affiliates and not the funds.

As of December 18, 2006, the Company’s Directors and officers of each fund, as a group, owned less than 1% of the outstanding shares of common stock of the Company.

Until its termination as described below, an emeritus plan is available to Directors. Upon attaining the age of 75, Directors are required to change to emeritus status. Director Emeritus status is limited in duration to the lesser of five years or the number of years of service as an active Director. Directors Emeritus are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the Company’s last fiscal year, no compensation was paid to Directors Emeritus. The Board voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current and retiring Directors.

On June 26, 2006, the Board of Directors voted to establish a mandatory retirement age of 75 for current Directors and 72 for future Directors who do not currently oversee another Fund within the Fund complex. Current Directors who have attained age 75 prior to January 1, 2007, including Ms. Colman and Mr. Hutchinson, will retire on the date on which Directors elected at an upcoming shareholder meeting accept their elections and commence service as Directors.

Ms. Colman and Mr. Hutchinson will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation they would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless they elect to receive a lump sum payment calculated on a net present value basis. The aggregate benefit (calculated on a net present value basis) to which Ms. Colman and Mr. Hutchinson is each entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Director	Aggregate Benefit (Net Present Value) ($)
Carol L. Colman	$62,495
William R. Hutchinson	$62,495

Each Fund overseen by Ms. Colman and Mr. Hutchinson will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Director. Legg Mason or its affiliates will reimburse each Fund an amount equal to 50% of Ms. Colman and Mr. Hutchinson benefits paid by the Fund.

As of December 18, 2006, to the knowledge of the funds and the Board, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned of record more than 5% of the outstanding shares of a fund with the exception of the following:

Fund	Class	Name & Address on Account	% of Shares
All Cap Portfolio	I	Metlife Insurance Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	45.87%

		Metlife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	35.29%

		Ohio National Life Co. for the Benefit of its Separate Accounts Attn: Dennis Taney P.O. Box 237 Cincinnati, OH 45201-0237	5.62%

	II	GE Life Annuity Assurance Co. (GELAAC) Attn: Variable Accounting 6610 W. Broad Street Richmond, VA 23230	81.42%

		Lincoln Benefit Life 2940 S 84th Street Lincoln, NE 68506-4142	11.25%

Global High Yield Bond Portfolio	I	Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, NY 10001	99.35%

Investors Portfolio	I	Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, NY 10001	100.00%

Large Cap Growth Portfolio	I	Metlife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	59.03%

		Metlife Insurance Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	38.58%

Small Cap Growth Portfolio	I	Metlife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	53.56%

		Metlife Insurance Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	39.79%

		Metlife Investors USA Insurance Co. Metlife Investors USA Separate Account A 5 Park Plaza, Suite 1900 Irvine, CA 92614-2549	5.29%

Fund	Class	Name & Address on Account	% of Shares
	II	IDS Life Insurance Corp. Separate Account AGI — A 222 AXP Financial Center Minneapolis, MN 55474	75.08%

		Security Benefit Life Insurance Co. FBO SBL Variflex Q Navisys One Security Benefit Place Topeka, KS 66636-0001	10.73%

		Security Benefit Life Insurance Co. FBO Unbundled c/o Variable Annuity Department 1 Security Benefit Place Topeka, KS 66636-0001	6.78%

Strategic Bond Portfolio	I	GE Life Annuity Assurance Co. (GELAAC) Attn: Variable Accounting 6610 W. Broad Street Richmond, VA 23230	37.03%

		Metlife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	36.36%

		Metlife Insurance Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	19.33%

Total Return Portfolio	I	Metlife Insurance Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	52.36%

		GE Life Annuity Assurance Co. (GELAAC) Attn: Variable Accounting 6610 W. Broad Street Richmond, VA 23230	21.25%

		Ohio National Life Co. for the Benefit of its Separate Accounts Attn: Dennis Taney P.O. Box 237 Cincinnati, OH 45201-0237	10.95%

		Nationwide Insurance Co. c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	5.24%

	II	GE Life Annuity Assurance Co. (GELAAC) Attn: Variable Accounting 6610 W. Broad Street Richmond, VA 23230	46.52%

		Metlife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	27.38%

		Metlife Insurance Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	24.16%

INVESTMENT STRATEGIES AND FUND POLICIES

The investment strategies of each of the funds are non-fundamental policies and thus may be changed by the Board without shareholder approval.

The funds’ prospectuses discuss the investment goals of the funds currently offered by the Company and the principal investment strategies to be employed to achieve these goals. This section contains supplemental information concerning the types of securities and other instruments in which the funds may invest, the investment policies and principal and secondary portfolio strategies that the funds may utilize.

References in this SAI to a fund’s sub-adviser means the sub-adviser or sub-advisers of the applicable fund as noted below.

All Cap Portfolio

Investment objective. The fund seeks capital appreciation through investments in securities which the manager believes have above-average capital appreciation potential.

Key investments. The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the portfolio manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund generally invests in securities of large well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The fund may invest in investment grade fixed income securities and convertible debt securities. The fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade, or if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly known as “junk bonds.” The fund may also invest up to 20% of its assets in securities of foreign issuers. The fund may also invest in non-dividend paying stocks.

General. In seeking capital appreciation, the All Cap Portfolio may purchase securities of seasoned issuers, relatively smaller and newer companies as well as in new issues and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The fund will not concentrate its investments in any particular industry.

Investment Grade Debt Securities. The All Cap Portfolio intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. To meet operating expenses and to meet anticipated redemption requests, the fund generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. The fund’s short-term investments may include repurchase agreements with banks or brokers-dealers. When the sub-adviser deems it appropriate, for temporary defensive purposes, the fund may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”) or Baa or better by Moody’s Investor Services Inc. (“Moody’s”), or if rated by other rating agencies or if unrated, securities deemed by SaBAM to be of comparable quality. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SaBAM believes interest rates may decline. Certain risks associated with investment in debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are described in “Additional Investment Strategies and Risk Factors.”

Below Investment Grade Securities. The All Cap Portfolio from time to time may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody’s with no minimum rating required or comparable unrated securities. There is no limit on the amount of the fund’s assets that can be invested in convertible securities rated below investment grade.

Repurchase Agreements and Borrowing. The All Cap Portfolio enters into repurchase agreements with respect to securities in which it may otherwise invest. In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the fund may borrow up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. In addition, the fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the fund’s total assets. As a matter of operating policy, however, the fund will not secure borrowings by more than 10% of the value of the fund’s total assets.

Prior to May 1, 2006 and April 30, 2003, the All Cap Portfolio was known as Salomon Brothers Variable All Cap Fund and Salomon Brothers Variable Capital Fund, respectively.

Global High Yield Bond Portfolio

Investment objectives. The fund’s investment objective is to maximize total return, consistent with the preservation of capital. As a secondary objective, the fund will seek capital appreciation.

Key investments. The fund invests primarily in high yield fixed income securities issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities. The fund invests, under normal circumstances, at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental issuers to 35% of its assets. The fund may also invest up to 20% of its assets in equity and equity related securities and invest up to 100% of its assets in securities of foreign issuers. This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in high yield fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

Credit quality: The fund invests primarily in fixed income securities rated below investment grade by a recognized rating agency or in unrated securities of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.”

Duration: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

Equity Securities. The Global High Yield Bond Portfolio may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund’s objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such a purchase is appropriate.

Investment Grade Securities. There may be times when, in the sub-adviser’s judgment, conditions in the securities markets would make pursuing the fund’s basic investment strategy inconsistent with the best interests of the fund’s shareholders. At such times, the fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than “Baa” by Moody’s or “BBB” by S&P, or of comparable quality. In addition, in order to maintain liquidity, the fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities (supported by varying degrees of credit but generally not backed by the full faith and credit of the U.S. Government); commercial paper of issuers rated, at the time of purchase, “A-2” or better by S&P or “P-2” or better by Moody’s or which, in the sub-adviser’s determination, are of comparable quality; certificates of deposit, banker’s acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

If at some future date, in the sub-adviser’s opinion, adverse conditions prevail in the securities markets which makes the Global High Yield Bond Portfolio’s investment strategy inconsistent with the best interests of the fund’s shareholders, the fund may invest its assets without limit in high-quality short-term money market instruments.

Below Investment Grade Securities. The Global High Yield Bond Portfolio intends to invest, under normal market conditions, at least 80% of its assets in below investment grade securities (rated lower than “Baa” by Moody’s or “BBB” by S&P), or in securities determined by the sub-adviser to be of comparable quality. The fund may invest up to 35% of its total assets in fixed-income securities of issuers located in emerging markets. Medium- and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Certain of the debt securities purchased by the fund may be rated as low as “C” by Moody’s or “D” by S&P or may be comparable to securities so rated. An investment in the fund should not be considered as a complete investment program.

In light of the risks associated with high yield debt securities, the sub-adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The sub-adviser will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Global High Yield Bond Portfolio’s ability to achieve its investment objectives may be more dependent on the sub-adviser’s credit analysis than would be the case if it invested in higher quality debt securities.

Foreign Securities and Sovereign Debt. The Global High Yield Bond Portfolio may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund’s assets that can be invested in non-dollar denominated securities. The sub-adviser anticipates that under current market conditions, a significant portion of the fund’s assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund’s exposure to a single market.

The investment manager will have discretion to select the range of durations of the fixed-income securities in which the Global High Yield Bond Portfolio may invest. The investment manager anticipates that under current market conditions, the fund will have an average portfolio duration of 3 to 7 years. However, the average portfolio duration may vary substantially from time to time depending on economic and market conditions. Duration is an approximate measure of the sensitivity the value of the fund’s portfolio to changes in interest rates.

Prior to May 1, 2006, the Global High Yield Bond Portfolio was known as Salomon Brothers Variable High Yield Bond Fund.

Investors Portfolio

Investment Objectives. The primary investment objective of the Investors Portfolio is to seek long-term growth of capital. Current income is a secondary objective. The fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

Key investments. The fund invests primarily in common stocks of established U.S. companies. The fund may also invest in other equity securities. To a lesser degree, the fund invests in income producing securities such as debt securities. The fund may also invest up to 20% of its net assets in securities of foreign issuers.

General. The Investors Portfolio will seek to retain flexibility in the management of its portfolio, without restrictions as to the proportion of assets which may be invested in any class of securities. It is anticipated that the fund’s portfolio will generally consist of common and preferred stocks. The fund may purchase securities of companies located in foreign countries which the sub-adviser deems consistent with the investment objectives and policies of the fund, but not if upon such purchase more than 20% of the fund’s net assets would be so invested.

The Investors Portfolio maintains a carefully selected portfolio of securities diversified among industries and companies. The fund may invest up to 25% of its net assets in any one industry. The fund generally purchases marketable securities, primarily those traded on the NYSE or other national securities exchanges, but also issues traded in the over-the-counter (“OTC”) market. The fund will not invest more than 15% of the value of its total assets in illiquid securities, such as “restricted securities” which are illiquid, and securities that are not readily marketable. The fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

Investment Grade Fixed Income Securities. Under normal conditions, the selection of common stock or securities convertible into common stock, such as convertible preferred stock or convertible debentures, with growth possibilities will be favored. Income-producing securities are a secondary consideration in portfolio selection. To meet operating expenses and to meet anticipated redemption requests, the fund generally holds a portion of its assets in short-term fixed-income securities (governmental obligations or investment grade debt securities) or cash or cash equivalents. The fund’s short-term investments may include repurchase agreements with banks or broker/dealers. When management deems it appropriate, consistent with Investors Portfolio’s secondary objective of current income, or during temporary defensive periods due to economic or market conditions, the fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. The types and characteristics of investment grade corporate debt securities and investment grade foreign debt securities which may be purchased by the fund are identical to those of Strategic Bond Portfolio. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount, or when interest rates are expected to decline. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody’s, or if rated by other rating agencies or if unrated, securities deemed by SaBAM to be of comparable quality. See Appendix A for a description of these ratings.

Certain risks associated with investment in debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are described in “Additional Investment Strategies and Risk Factors.”

Below Investment Grade Securities. The Investors Fund from time to time may invest up to 5% of its net assets in nonconvertible debt securities rated below investment grade by S&P and Moody’s with no minimum rating required or comparable unrated securities. There is no limit on the amount of Investors Portfolio’s assets that can be invested in convertible securities rated below investment grade.

Prior to May 1, 2006, the Investors Portfolio was known as Salomon Brothers Variable Investors Fund.

Large Cap Growth Portfolio

Investment objective. The fund seeks long-term growth of capital.

Key investments. The Large Cap Growth Portfolio normally invests at least 80% of its total assets in equity securities of large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance and related investments. The Large Cap Growth Portfolio does have the flexibility, however, to invest the balance in companies with other market capitalizations. The Large Cap Growth Portfolio defines large market capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The fund may also invest up to 20% of its assets in equity securities of companies whose market capitalizations are below $5 billion. If the fund were to change its investment policy as to investing in 80% of its assets in equity securities of companies with large market capitalization and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

General. The Large Cap Growth Portfolio reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

Equity Securities. The Large Cap Growth Portfolio will normally invest at least 80% of its assets in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

When-Issued Securities, Delayed-Delivery and Forward Commitment Transactions. The Large Cap Growth Portfolio may purchase securities on a “when-issued” basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Large Cap Growth Portfolio does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the Large Cap Growth Portfolio with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Large Cap Growth Portfolio at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the Large Cap Growth Portfolio agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund’s books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Securities. The Large Cap Growth Portfolio may invest in securities of foreign issuers directly or in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the fund’s investment in these types of securities to 10% of the fund’s net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

Money Market Instruments. The Large Cap Growth Portfolio may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. government securities”); certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. The Large Cap Growth Portfolio may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s investment manager. The investment manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the investment manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The investment manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the 1940 Act.

Prior to May 1, 2006, the Large Cap Growth Portfolio was known as Salomon Brothers Variable Large Cap Fund.

Small Cap Growth Portfolio

Investment objective. The fund seeks long-term growth of capital.

Key investments. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. For the purposes of this 80% policy, small capitalization companies are considered to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund are still considered to be securities of small capitalization companies for purposes of the fund’s 80% policy. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The fund may invest up to 20% of its assets in equity securities of companies that are not considered to be small capitalization companies. The fund may also invest up to 20% of its assets non-convertible bonds, notes and debt securities and may invest up to 20% of its assets in securities of foreign issuers.

This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in equity securities of companies with small market capitalization and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

General. The Small Cap Growth Portfolio will limit its purchases of non-convertible debt securities to investment grade obligations. For long-term debt obligations, this includes securities that are rated “Baa” or better by Moody’s or “BBB” or better by S&P or Fitch or that are not rated but are considered by SaBAM to be of equivalent quality. See Appendix A for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Small Cap Growth Portfolio will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When the sub-adviser deems it appropriate, during temporary defensive periods due to economic or market conditions, the Small Cap Growth Portfolio may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Small Cap Growth Portfolio assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Small Cap Growth Portfolio may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Small Cap Growth Portfolio may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Small Cap Growth Portfolio may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see “Additional Investment Strategies and Risk Factors.”

The Small Cap Growth Portfolio may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Small Cap Growth Portfolio will not invest more than 15% of the value of its total assets in illiquid securities, such as “restricted securities” which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see “Additional Investment Strategies and Risk Factors—Restricted Securities and Securities with Limited Trading Markets.” The Small Cap Growth Portfolio may purchase Rule 144A securities. The Small Cap Growth Portfolio’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Small Cap Growth Portfolio is currently authorized to use the various investment strategies referred to under “Additional Investment Strategies and Risk Factors—Derivatives.” The Small Cap Growth Portfolio may invest in derivative contracts, including futures contracts. The Small Cap Growth Portfolio’s ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission (“SEC”), the Commodity Futures Trading Commission (“CFTC”) and the federal income tax requirements applicable to regulated investment companies.

Prior to May 1, 2006, the Small Cap Growth Portfolio was known as Salomon Brothers Variable Small Cap Growth Fund.

Strategic Bond Portfolio

Investment objective. The fund seeks to maximize total return, consistent with the preservation of capital.

Key investments. The fund invests primarily in a globally diverse portfolio of fixed income securities. The fund invests, under normal circumstances, at least 80% of its assets in fixed income securities and related investments. The fund may invest up to 100% of its assets in securities of foreign issuers, including securities of issuers located in emerging markets. Such securities may be non-U.S. dollar denominated. The fund may also invest up to 20% of its assets in equity and equity related securities. This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

Credit quality: The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of the fund’s assets in obligations rated below investment grade by a recognized rating agency, or, in unrated securities of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.”

Duration: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration and may at times hold a substantial portion of its assets in short-term instruments. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

General. The fund invests, under normal circumstances, at least 80% of its assets in fixed income securities and related investments. The fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the sub-adviser broad discretion to deploy the fund’s assets among certain segments of the fixed-income market that the sub-adviser believes will best contribute to the achievement of the fund’s objectives. At any point in time, the sub-adviser will deploy the fund’s assets based on its analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. government obligations, investment grade domestic corporate debt, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. If the fund were to change its investment policy as to investing in 80% of its assets in fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change. The sub-adviser has entered into a subadvisory agreement with WAML pursuant to which WAML will provide certain advisory services to the sub-adviser relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the fund.

The sub-adviser will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, the sub-adviser will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, the sub-adviser will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The sub-adviser will continuously review this allocation of assets and make such adjustments as it deems appropriate. The fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

In addition, the sub-adviser will have discretion to select the range of maturities of the various fixed-income securities in which the fund invests. The weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

U.S. Government Obligations and Mortgage Backed Securities. The fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. Strategic Bond Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.

Equity Securities. The Strategic Bond Portfolio may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund’s objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the sub-adviser’s opinion such purchase is appropriate.

In order to maintain liquidity, the Strategic Bond Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). Such instruments may include obligations of the

U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, “A-2” or better by S&P or “P-2” or better by Moody’s or which, in the sub-adviser’s determination, are of comparable quality; certificates of deposit, banker’s acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

Investment Grade Securities. The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the fund are domestic and foreign debt securities rated within the four highest bond ratings of either Moody’s or S&P, or, if unrated, deemed by the sub-adviser to be of equivalent quality. While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

Below Grade Investment Securities. In pursuing the Strategic Bond Portfolio’s investment objectives, the fund may invest predominantly in medium or lower-rated securities, commonly known as “junk bonds.” Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the fund’s investment manager does not anticipate investing in excess of 75% of the fund’s assets in domestic and developing country debt securities that are rated below investment grade, the fund may invest a greater percentage in such securities when, in the sub-adviser’s determination, the yield available from such securities outweighs their additional risks. The sub-adviser anticipates that under current market conditions, a significant portion of the fund’s assets will be invested in such securities. By investing a portion of the fund’s assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the investment manager expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities in which the fund may invest may be rated as low as “C” by Moody’s or “D” by S&P or may be considered comparable to securities having such ratings.

In light of the risks associated with high yield corporate and sovereign debt securities, the sub-adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The sub-adviser will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The fund’s ability to achieve its investment objectives may be more dependent on the sub-adviser’s credit analysis than would be the case if it invested in higher quality debt securities.

Foreign Securities and Sovereign Debt. The Strategic Bond Portfolio may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund’s assets that can be invested in non-dollar denominated securities. The sub-adviser anticipates that under current market conditions, a significant portion of the fund’s assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund’s exposure to a single market.

The Strategic Bond Portfolio may invest in high yield sovereign debt issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. The high yield sovereign debt securities in which the fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. The sub-adviser expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the fund is not limited to investing in the debt of such countries. The sub-adviser anticipates that the fund’s investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. The sub-adviser also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

The Strategic Bond Portfolio may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The fund may also enter into mortgage “dollar rolls.”

Prior to May 1, 2006, Strategic Bond Portfolio was known as Salomon Brothers Variable Strategic Bond Fund.

Total Return Fund

Investment objectives. The fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). The fund’s secondary objective is to take advantage of opportunities to achieve growth of capital and income.

Key investments. The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The fund varies its allocations between equity and fixed income securities depending on the manager’s view of economic and market conditions, fiscal and monetary policy and security values. However, under normal market conditions at least 40% of the fund’s assets are allocated to equity securities. The fund may invest up to 20% of its assets in securities of foreign issuers.

Credit Quality: The fund’s investments in fixed income securities are primarily investment grade but the fund may invest up to 20% of its assets in nonconvertible fixed income securities rated below investment grade by a recognized rating agency, or in unrated securities of equivalent quality as determined by the manager. Securities rated below investment grade are commonly referred to as “junk bonds.”

Maturity: The fund’s investments in fixed income securities may be of any maturity.

General. The Total Return Portfolio seeks to invest in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The fund may vary the percentage of assets invested in any one type of security in accordance with the investment manager’s view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values.

Equity Securities. Under normal market conditions, it is anticipated that at least 40% of the fund’s total assets will be invested in equity securities. Equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of Depositary Receipts. Most of the equity securities purchased by the fund are expected to be traded on a stock exchange or in an over-the-counter market.

The Total Return Portfolio may invest up to 20% of its total assets in foreign securities (including ADRs).

Repurchase and Reverse Repurchase Agreements. Total Return Portfolio may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

Fixed Income Securities. The sub-adviser will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the fund’s long-term debt investments will consist of “investment grade” securities. Up to 20% of the fund’s net assets may be invested in nonconvertible fixed income securities that are rated “Ba” or lower by Moody’s or “BB” or lower by S&P or determined by the sub-adviser to be of comparable quality. There is no limit on the amount of Total Return Portfolio’s assets that can be invested in convertible securities rated below investment grade.

Prior to May 1, 2006, Total Return Portfolio was known as Salomon Brothers Variable Total Return Fund.

ADDITIONAL INVESTMENT STRATEGIES AND RISK FACTORS

The section below contains a discussion of certain investment practices and certain of the risks associated with those practices in which each fund may invest, and supplements the description of each fund’s investments and risks contained in each fund’s prospectus. Investment practices are listed alphabetically, and cross-references between related investment practices are included for ease of reference. Each fund may, but need not, invest in all of the investments and utilize all of the investment techniques described here or in the prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the manager’s investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager’s opinion, make economic sense.

Adjustable Rate Mortgage Securities

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Bank Obligations

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Bank obligations that may be purchased by a fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. None of the funds will purchase bank obligations which LMPFA or the applicable sub-adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the funds’ investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a fund’s investments, the effect may be to reduce the income received by the fund on such investments.

Borrowing

Each of the funds may borrow in certain limited circumstances. See “Investment Limitations.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund’s shares and in the return on the fund’s portfolio. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager’s strategy and the ability of the fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

Brady Bonds

The Global High Yield Bond Portfolio and the Strategic Bond Portfolio also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity, (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

The Strategic Bond Portfolio may invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as “mortgage assets”). Multi-class pass-through securities are interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal and of interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Strategic Bond Fund has no present intention to invest in CMO residuals. The market for CMOs may be less liquid than the market for other securities. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The Strategic Bond Portfolio may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Commercial Paper

Commercial paper consists of short-term (usually one to 270 days) unsecured promissory notes issues by corporations in order to finance their current operations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Convertible Securities

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities—that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations.

Depository Receipts

Securities of foreign issuers may be purchased directly or through depository receipts, such as American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt.

Derivatives

A detailed discussion of derivatives that may be used by the investment manager on behalf of certain funds follows below. A fund is not obligated, however, to use any derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. “Derivatives,” as used in each respective fund’s Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts, currency or credit default swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund’s income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the investment manager’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund’s portfolio securities.

A fund’s ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies.

Futures Contracts. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). A fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the marked-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund’s securities. In addition, the value of a fund’s long futures and options positions (futures contracts on single stocks, stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when the investment manager expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Single Stock Futures.    Trading is permitted on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs.” As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options. As indicated in each respective fund’s Prospectus, in order to hedge against adverse market shifts or to increase income or gain, certain funds may purchase put and call options or write (sell) “covered” put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write “covered” put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written; or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in each respective fund’s Prospectus.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund’s income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund’s investment objective and the restrictions set forth herein.

In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund’s obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, or must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) Options on Stocks and Stock Indices. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded OTC. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the NYSE Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the investment manager expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund’s position in such put option or futures contract.

(b) Options on Currencies. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain.

(c) Options on Futures Contracts. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Certain funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to enhance income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount.

The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund’s custodian in accordance with procedures established by the Board of Directors. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund’s obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction.

Caps, floors and collars are more recent innovations and, accordingly, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund’s accrued obligations under the agreement. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund’s obligations with respect to the caps, floors or collars.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund’s ability to terminate the transactions at times when the investment manager deems it desirable to do so.

Credit Default Swaps. A fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

Indexed Securities. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-

denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Currency Transactions. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.” A fund may enter into currency transactions only with counterparties that the investment manager deems to be creditworthy.

A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund’s portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies. Currency transactions are subject to risks different from other portfolio transactions, as discussed under “Risk Factors Associated with Derivatives.” If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

Use of Segregated and Other Special Accounts. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the fund’s obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risk Factors Associated with Derivatives. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the investment manager’s view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund’s ability to terminate the transactions at times when SaBAM deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Options. A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Interest Rate and Equity Swap Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund’s risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Equity Equivalents or ETFs

Equity Equivalents or ETFs (so called because they are traded on a stock exchange) are investment company securities that enable investors to purchase or sell shares representing a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such ETFs include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security would be expected to also lose value.

Unlike shares of typical mutual funds or unit investment trusts, however, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, because the portfolios held by ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day, trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bullion. In the future, as new products become available, the funds may invest in ETFs that are based on fixed income indices or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a fund’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of equity securities.

To the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

Firm Commitments

Each fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Fixed Income Securities

Fixed income securities include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national government, both U.S. and foreign, and supranational entities. Changes in market yields will affect a fund’s net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Global High Yield Bond Portfolio and the Strategic Bond Portfolio will invest primarily in fixed-income securities and the Total Return Portfolio may from time to time invest in a substantial amount of fixed-income securities, the net asset value of these fund’s shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See “High Yield Securities” below.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

Floating and Variable Rate Instruments

General. Certain funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SaBAM or the applicable sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Liquidity. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Limitations. A fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date such fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund’s custodian subject to a sub-custodian agreement approved by such fund between that bank and the fund’s custodian.

Foreign Securities

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. For example, Argentina has been struggling to reform its economy and restructure its government debt obligations. This restructuring along with a weak economy have had negative implications for Argentina’s stock market. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

Guaranteed Mortgage Pass-through Securities

The Total Return Portfolio and the Strategic Bond Portfolio may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a fund and not to the purchase of shares of the fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a fund may invest may include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Recent accounting issues at Fannie Mae and Freddie Mac have resulted in turnover of top management at those entities and have led to increased congressional scrutiny and proposals for changes to how these government sponsored entities are regulated. It is unclear what effect that any such changes, if implemented, would have on the funds or on their investment in certificates issued by Fannie Mae or Freddie Mac.

High Yield Securities

The Global High Yield Bond Portfolio and the Strategic Bond Portfolio may invest without limitation in domestic and foreign “high yield” securities, commonly known as “junk bonds.” The Investors Portfolio, the All Cap Portfolio, the Total Return Portfolio and Large Cap Growth Portfolio may invest without limitation in convertible securities of this type and up to 5%, 20%, 20% and 20%, respectively, of their net assets in non-convertible securities of this type.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities as determined by the investment manager will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund’s net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Distressed Debt Securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the investment manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A fund will generally make such investments only when the investment manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by the fund, there can be no assurance that the securities or other assets received by a fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Inverse Floating Rate Obligations

Certain funds may invest in inverse floating rate obligations, or “inverse floaters.” Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the “reference rate”). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as London Inter-Bank Offered Rate (“LIBOR”) or Cost of Funds Index (“COFI”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Loan Participations and Assignments

The funds may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities for purposes of the Prospectus and this SAI. Loan participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by SaBAM to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A fund may have difficulty disposing of assignments and loan participations. Because the market for such instruments is not highly liquid, the funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Voting rights may pass with the lending of securities.

The Board of Directors has adopted policies and procedures for the purpose of determining whether assignments and loan participations are liquid or illiquid. The determination as to whether a particular loan participation or assignment is liquid or illiquid depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid assignments and loan participation that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase.

Loans of Portfolio Securities

Each of the funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the lending agent who arranged the loan. If a fund receives securities as collateral, the fund will receive a fee from the borrower. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Because the borrower may terminate a loan at any time and return the loaned security to a fund, a fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the investment manager to be of good standing and will not be made unless, in the judgment of the investment manager the consideration to be earned from such loans would justify the risk.

Valuation. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund’s loan participations and assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors:

(i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; (iii) period until next rate reset and maturity of the loan; (iv) recent prices in the market for similar loans; and (v) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See “Net Asset Value.”

Master Demand Notes

Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time. However, a fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Money Market Instruments

Money market instruments are short-term debt obligations including U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities, repurchase agreements and certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current regulations of the Federal Deposit Insurance Company, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a fund may not be fully insured. Money market instruments also include commercial paper and bankers acceptances and bank time deposits. Bankers acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Bank time deposits are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Mortgage-Backed Securities

Mortgage-backed securities acquired will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Strategic Bond Portfolio and the Total Return Portfolio may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).

Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. A slower than expected prepayment rate may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. On the other hand, during periods of rising interest rates, prepayments tend to be reduced, effectively extending the maturities of the securities, at a time when the securities may have a lower yield than other available instruments. A mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Mortgage Dollar Rolls

The Strategic Bond Portfolio and Total Return Portfolio may enter into mortgage “dollar rolls” in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time a fund enters into a mortgage “dollar roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Other Investment Companies

Each fund may invest in unaffiliated investment funds which invest principally in securities in which that fund is authorized to invest, in accordance with the limits of the 1940 Act. Each fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the fund’s total assets may be invested in the securities of any one investment company. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above, and upon sale there may be substantial market discounts below, the value of such companies’ portfolio securities. The funds do not intend to invest in such vehicles of funds unless the investment manager determines the potential benefits of such investment justify the payment of any applicable premium. A fund’s investment in certain investment funds will result in special U.S. federal income tax consequences described under “Taxes.”

Privately-issued Mortgage Securities

The Total Return Portfolio and the Strategic Bond Portfolio may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements

Each fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SaBAM, are deemed creditworthy. SaBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a fund.

Pursuant to an Exemptive Order issued by the SEC, each fund, along with other affiliated entities managed by the investment manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are financial assets subject to each fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, or restricted securities. Restricted securities are generally securities that have been sold in the United States without registration under applicable securities laws, and are thus subject to restrictions on resale, except for those eligible for resale under Rule 144A. If a fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize.

Investments in securities which are “restricted” may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

Certain funds may purchase Rule 144A securities, which may be sold to “qualified institutional buyers,” as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

If there is a secondary market for such securities, Rule 144A securities may be considered liquid securities if so determined by or on behalf of a fund’s Board of Directors. The Board may delegate the day-to-day function of determining liquidity to the fund’s investment adviser, provided that the Board retains oversight. The Board of

Directors of each fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews fund purchases and sales of Rule 144A securities.

All funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The funds will not invest more than 15% of the value of its total assets in illiquid securities, such as “restricted securities” which are illiquid, and securities that are not readily marketable. The funds may also purchase Rule 144A securities. The funds’ holding of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

To the extent that liquid Rule 144A securities that a fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards of Directors, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Reverse Repurchase Agreements

The Total Return Portfolio, the Global High Yield Bond Portfolio, the Strategic Bond Portfolio, the Small Cap Growth Portfolio, and Large Cap Growth Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by a fund to a broker-dealer or other financial institution, with an agreement by the fund to repurchase the securities at an agreed upon price, date and interest payment and are considered borrowings by the fund and are subject to any borrowing limitations set forth under “Investment Limitations” in this SAI. A fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale than the fund is required to pay to the counterparty. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of a fund’s assets. If a fund enters into a reverse repurchase agreement, the fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. A fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Short Sales

Short sales of securities are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

A fund may enter into a short sale “against the box” where it owns the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the fund). If the fund enters into a short sale against the box, it will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that a fund will lose the benefit of any such appreciation. A fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a fund.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies considered to be small cap and mid cap companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Sovereign and Supranational Debt Obligations

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

A fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest, especially in emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in emerging market countries, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Stand-by Commitments

A stand-by commitment involves the purchase of municipal securities by a fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide a fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Stripped Mortgage Securities

The Strategic Bond Portfolio may purchase stripped mortgage securities which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Portfolio may invest in similar securities such as super POs and levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as super POs are similar in nature to those risks related to investments in POs. Risks connected with levered IOs are similar in nature to those associated with IOs. The Strategic Bond Portfolio may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund. See “Taxes.”

TBA Purchase Commitments

TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and a fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Mae”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Variable Amount Master Demand Notes

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund therefore may only invest in a master demand note to the extent that the investment would not violate the fund’s limits on restricted and illiquid securities.

Warrants

Each of the funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities

Securities purchased on a “when-issued” or on a “forward delivery basis” means that delivery of the securities occurs beyond customary settlement times. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund will identify on its books cash or liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

Zero Coupon and Payment-in-kind Bonds and Deferred Payment Securities

The Total Return Portfolio, the Global High Yield Bond Portfolio and the Strategic Bond Portfolio may invest in zero coupon securities, payment-in-kind (“PIK”) bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a fund’s limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those zero coupon bonds.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

INVESTMENT LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable fund’s outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below; and (ii) each fund’s investment objective(s) as described in the applicable Prospectus, the other policies and percentage limitations referred to in this SAI and in the applicable Prospectus are not fundamental policies of the funds and may be changed by vote of the Board of Directors without shareholder approval.

If a percentage restriction on investment or utilization of assets set forth in this SAI or the applicable Prospectus is adhered to at the time a transaction is effected, a later change in percentage resulting from changing values will not be considered a violation.

As discussed under “Proposed Fundamental Investment Restrictions” below, the Company is proposing to change the fundamental investment restrictions with respect to the funds.

Current Fundamental Investment Restrictions

Global High Yield Bond Portfolio, Investors Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, Strategic Bond Portfolio and Total Return Portfolio may not:

(1) purchase securities of any issuer if the purchase would cause more than 5% of the value of each fund’s total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a fund, except that up to 25% of the value of each fund’s total assets may be invested without regard to this restriction and provided that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund;

(2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (a fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that a fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund while such borrowings are outstanding); or

(3) invest more than 25% of the total assets of each fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund), provided, however, that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a loan and the lender selling a participation will be considered an “issuer.”

All Cap Portfolio may not:

(1) borrow money, except as described under “Investment Objective and Policies” and except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings; or

(2) invest more than 25% of the total assets of the fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the fund), provided, however, that the fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as the fund.

Each fund may not:

(1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a fund’s investment program may be deemed to be an underwriting;

(2) purchase or sell real estate, although a fund may purchase and sell securities of companies which deal in real estate, may purchase and sell securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

(3) purchase or sell commodities or commodity contracts, except that a fund may engage in derivative transactions to the extent permitted by its investment policies as stated in its Prospectus and this SAI;

(4) make loans, except that (a) a fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a fund may enter into repurchase agreements with respect to portfolio securities, (c) a fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

(5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization; or

(6) issue any senior security except as permitted by the 1940 Act.

Each fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which LMPFA serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such fund. In such event, the fund’s applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

Proposed Fundamental Investment Restrictions

The Company has called a meeting of fund shareholders to consider several proposals, including the adoption of revised fundamental investment restrictions. If approved by the shareholders, the fundamental restrictions with respect to each fund will be as follows:

1.  The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.  The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.  The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.  The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.  The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.  The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.  Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, (except that the Fund may invest without limit in obligations issued by banks).

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

Other Proposed Changes

If approved by the shareholders, each fund’s investment objective would be non-fundamental.

The Board has approved a reorganization pursuant to which (i) Legg Mason Partners Variable Large Cap Growth Portfolio, a series of the Company (an “Acquired Fund”), would be acquired, and its liabilities assumed, by Legg Mason Partners Variable Large Cap Growth Portfolio, a series of Legg Mason Partners Variable Portfolios III, Inc. (an “Acquiring Fund”) and (ii) Legg Mason Partners Variable Total Return Portfolio, a series of the Company (also, an “Acquired Fund”), would be acquired by Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value (also, an “Acquiring Fund”). Each Acquired Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganizations, fund shareholders would receive shares of an Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganizations.

Each reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization were mailed in September 2006. The reorganizations were approved by fund shareholders on November 20, 2006, and are expected to occur on or about May 1, 2007.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund’s portfolio turnover rate may vary from year to year, as well as within a year. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund. See “Portfolio Transactions” in this SAI. See tables under “Financial highlights” in each fund’s Prospectus for the portfolio turnover rates.

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. Portfolio turnover will not be a limiting factor should the investment manager deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds have adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons” of the fund, as defined in the 1940 Act, or the investment manager (“Independent Directors”), and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

Currently, the funds do not disclose their portfolio holdings on a website, but may do so in the future.

Set forth below are charts showing those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of October 5, 2006, each of the funds described in this SAI releases its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after Quarter End
Lipper	Quarterly	25 days after Quarter End
S&P	Quarterly	25 days after Quarter End
Morningstar	Quarterly	25 days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:
Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
The Bank of New York	Daily	None

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by a fund’s Board of Directors from time to time, each fund’s sub-adviser is primarily responsible for a fund’s portfolio decisions and the placing of a fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by a fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by each fund for its three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to each management agreement and sub-advisory agreement, the manager and each applicable sub-adviser are authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and each sub-adviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital. In connection with the manager’s or a sub-adviser’s, as applicable, monitoring of its portfolio transactions for compliance with its policies, the manager and each sub-adviser utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the manager, a sub-adviser or its affiliates exercise investment discretion. The manager and sub-adviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or sub-adviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager or sub-adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or sub-adviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, neither the manager or any sub-adviser believes that the receipt of such brokerage and research services significantly reduces its expenses. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the sub-adviser by brokers who effect securities transactions for a fund may be used by the manager or sub-adviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or sub-adviser by brokers who effect securities transactions for other investment companies and accounts which the manager or sub-adviser manages may be used by the manager or sub-adviser, as applicable, in servicing a fund. Not all of these research services are used by the manager or sub-adviser in managing any particular account, including the funds.

For the fiscal year ended December 31, 2005, each of the funds indicated below paid commissions for research-related services as follows:

Fund	Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
All Cap Portfolio	$15,447,153	$28,633
Global High Yield Bond Portfolio*	$0	$0
Investors Portfolio	$367,089,673	$42,869
Large Cap Growth Portfolio	$0	$0
Small Cap Growth Portfolio	$147,681,811	$4,510
Strategic Bond Portfolio*	$0	$0
Total Return Portfolio	$0	$0

*	Fixed income funds do not generally pay brokerage commissions.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker-dealers,” as defined in the 1940 Act. The Board of

Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

As of December 1, 2005, CGM ceased being an affiliated person of the Company or the funds under the 1940 Act. As a result, the funds are permitted to execute portfolio transactions with CGM or an affiliate of CGM as agent (but not as principal). Similarly, the funds are permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the funds will be governed by the Company’s policy of seeking the best overall terms available.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2003, 2004 and 2005, the funds paid aggregate brokerage commissions and brokerage commissions to CGM, as follows:

Fund	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid by the Fund to CGM	% of Aggregate Brokerage Commissions Paid to CGM	% of the fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through CGM
All Cap Portfolio
Year Ended December 31, 2003	$325,313	$8,410	2.59%	0.71%
Year Ended December 31, 2004	$427,660	$10,065	2.35%	2.32%
Year Ended December 31, 2005	$406,687	$10,102	2.48%	2.44%

Global High Yield Bond Portfolio
Year Ended December 31, 2003	$175	$-0-	-0-	-0-
Year Ended December 31, 2004	$128	$-0-	-0-	-0-
Year Ended December 31, 2005	$-0-	$-0-	-0-	-0-

Investors Portfolio
Year Ended December 31, 2003	$408,607	$40,524	9.92%	11.90%
Year Ended December 31, 2004	$476,491	$32,341	6.79%	6.55%
Year Ended December 31, 2005	$453,880	$28,246	6.22%	6.73%

Large Cap Growth Portfolio
Year Ended December 31, 2003	$5,847	$-0-	-0-	-0-
Year Ended December 31, 2004	$8,454	$-0-	-0-	-0-
Year Ended December 31, 2005	$8,351	$-0-	-0-	-0-

Small Cap Growth Portfolio
Year Ended December 31, 2003	$193,717	$-0-	-0-	-0-
Year Ended December 31, 2004	$354,806	$705	0.20%	0.06%
Year Ended December 31, 2005	$368,404	$57	0.82%	0.03%

Strategic Bond Portfolio
Year Ended December 31, 2003	$2,238	$-0-	-0-	-0-
Year Ended December 31, 2004	$559	$-0-	-0-	-0-
Year Ended December 31, 2005	$-0-	$-0-	-0-	-0-

Total Return Portfolio
Year Ended December 31, 2003	$5,119	$-0-	-0-	-0-
Year Ended December 31, 2004	$12,306	$1,625	13.20%	14.13%
Year Ended December 31, 2005	$16,700	$-0-	-0-	-0-

As of December 1, 2005, LMIS became an affiliated person of the funds under the 1940 Act. For the period December 1, 2005 though December 31, 2005, the funds did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the investment manager’s other clients. Investment decisions for each fund and for the investment manager’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the investment manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

During the fiscal year ended December 31, 2005, certain funds purchased securities issued by the following regular broker-dealers of such fund, which had the following values as of December 31, 2005:

Fund	Broker-Dealer	Value of Securities as of December 31, 2005
All Cap Portfolio	Merrill Lynch & Company	$5,174,572
	Goldman Sachs & Co.	$830,115

Investors Portfolio	Bank of America Corp.	$11,523,655
	Merrill Lynch & Co.	$8,601,710
	Goldman Sachs & Co.	$5,082,858
	JPMorgan Chase & Co.	$6,854,463

Large Cap Growth Portfolio	Merrill Lynch & Co.	$728,775
	Morgan Stanley	$494,773

Strategic Bond Portfolio	Bank of America Corp.	$512,750
	JPMorgan Chase & Co.	$366,854
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$123,874
	Bear Stearns Securities Corp.	$70,913

Total Return Portfolio	JPMorgan Chase & Co.	$3,115,665
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,313,962
	Morgan Stanley	$240,169
	JPMorgan Chase & Co.	$232,371

TAXES

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in each fund’s Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Taxation of a Fund

Each fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification as a RIC requires, among other things, that a fund:

(i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, a fund will not be subject to federal income tax on its “investment company taxable income” (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of the sum of its investment company taxable income and its net tax-exempt interest income, if any, for such taxable year. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed investment company taxable income and net capital gain.

If for any taxable year a fund does not qualify as a RIC, or fails to satisfy the 90% distribution requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividend income to the extent of the fund’s current and accumulated earnings and profits.

A fund will be subject to a non-deductible 4% excise tax to the extent that a fund does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. Each fund intends to make sufficient distributions to avoid imposition of both the corporate level tax and the excise tax.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in PIK bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. These transactions may require the inclusion of income in advance of cash receipts. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

A fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to “mark-to-market” certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. Furthermore, certain fund investments may produce income that will not qualify as good income for purposes of the Income Requirement. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

If a fund purchases shares in a “passive foreign investment company” (a “PFIC”), the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” (a “QEF”) under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the fund. Alternatively, the fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% distribution requirement and would be taken into account for purposes of the 4% excise tax.

Since the funds’ shareholders are the separate accounts of Participating Insurance Companies and the Plans, no discussion is included herein as to the federal income tax consequences to VA contract holders, VLI policy holders and Plan Participants. For information concerning the federal income tax consequences to such holders, see the Prospectus for such contract or policy or the applicable Plan documents. VA contract holders, VLI policy holders and Plan Participants should consult their tax advisers about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.

At December 31, 2005, Investors Portfolio had net capital loss carry-forwards available to offset future gains of $22,931,567, all of which expires on December 31, 2011. At December 31, 2005, Large Cap Portfolio had net capital loss carry-forwards available to offset future gains of $481,009, of which $5,882 expires on December 31, 2010, $21,173 expires on December 31, 2011, $79,775 expires on December 31, 2012 and $374,179 expires on December 31, 2013.

Dividends. Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends paid from investment company taxable income are taxable as ordinary dividend income whether received in cash or reinvested in additional shares. Distributions from net capital gain which are designated as

“capital gain dividends” are taxable as long-term capital gain whether received in cash or reinvested in additional shares, and regardless of how long the shareholders have held their shares.

Diversification. Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be “adequately diversified” as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts and VLI policies. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the diversification requirements. If a fund satisfies certain conditions, a segregated asset account owning shares of such fund will be treated as owning the account’s proportionate share of each of the assets of the fund. Each fund intends to satisfy these conditions so that the shares of the fund owned by a segregated asset account of a Participating Insurance Company will be treated as adequately diversified.

Participating Insurance Companies and Plans should consult their tax advisers regarding specific questions as to federal, state or local taxes.

NET ASSET VALUE

The following is a description of the procedures used by each fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. With respect to each fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

The Boards of Directors of the funds have approved procedures to be used to value the funds’ securities for the purposes of determining a fund’s net asset value. The valuation of the securities of each fund is determined in good faith by or under the direction of the fund’s Board of Directors. The Boards of Directors have delegated certain valuation functions for the funds to the investment manager. The same set of procedures is used to value the securities of all of the funds described in the SAI.

Each fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. A fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by a fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by a fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the investment manager to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the investment manager believes that they are unreliable, the investment manager will price securities using fair value procedures approved by the Boards. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) — may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid — such as securities of large capitalization domestic issuers. A fund may also use fair value procedures if the investment manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. Each fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the investment manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund’s transfer agent before the transfer agent’s close of business.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase Information. Each fund offers its Class I, Class II and new Class II shares, as applicable, to the separate accounts of Participating Insurance Companies and Plans on a continuous basis. The offering price per share of each fund is equal to the net asset value per share at the time of purchase. Individuals may not place orders directly with the funds. See the Prospectus of the separate account of the Participating Insurance Company or the relevant Plan documents for more information on the purchase of fund shares and with respect to the availability for investment in each fund.

Payment of Securities. In addition to cash, the funds may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if the investment manager determines that the offered securities area a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that a fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the same manner as it values its portfolio securities in determining a fund’s share price. A fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to a fund except when authorized to do so and in accordance with specific instructions received from SaBAM.

Redemption Information. Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies and the Plans. Individuals may not place redemption orders directly with the funds. It is the responsibility of the Participating Insurance Company to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders and Plan Participants should consult their Participating Insurance Company in this regard. Redemption requests will be effected at the net asset value of each fund next determined after receipt of redemption instructions by such fund in proper form and in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on each fund’s then-current net asset value. No charges are imposed by the funds when shares are redeemed.

If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a fund, such fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

MANAGEMENT

The Managers

LMPFA serves as investment manager to each fund pursuant to an investment management agreement (each, a “Management Agreement”) with the Company on behalf of the fund that was approved by the Board, including a majority of the Independent Directors, on June 23, 2006. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the funds and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Under the Management Agreements, subject to the supervision and direction of the fund’s Board of Directors, the manager manages the fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

All orders for transactions in securities on behalf of a fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

Each Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually (a) by the Company’s Board of Directors or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Non-Interested Directors with such Non-Interested Directors casting votes in person at a meeting called for such purpose. The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund’s Directors, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

In connection with SaBAM’s service as investment manager to the Strategic Bond Fund, since January 24, 2003, Legg Mason International Equities Limited (“LMIE Ltd.”) (whose business address is Citigroup Centre, Canada Square, London E14 5LB, U.K.) provided certain advisory services to SaBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Portfolio pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Portfolio, SaBAM paid LMIE Ltd., as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SaBAM under its Management Agreement with respect to the Strategic Bond Portfolio multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Portfolio as SaBAM shall allocate and divided by the current value of the net assets of the Strategic Bond Portfolio. For the fiscal years ended December 31, 2003, 2004 and 2005, LMIE Ltd. (or its predecessor firm, Salomon Brothers Asset Management Limited) received subadvisory fees from SaBAM equal to $19,566, $68,893 and $22,316, respectively. LMIE Ltd. is a wholly-owned subsidiary of Legg Mason. LMIE Ltd. is registered with the Financial Services Authority in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940 (“Advisers Act”). As of August 1, 2006, LMPFA entered into a subadvisory agreement with WAML to provide certain advisory services relating to currency transactions and investments in non-dollar-denominated debt securities with respect to Strategic Bond Fund.

Investment decisions for a particular fund are made independently from those of other funds or accounts managed by LMPFA and/or LMIE Ltd. Such other funds or accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services, the manager receives, on behalf of each fund, as described below, a monthly management fee, at an annual rate based upon the average daily net assets of the fund as follows:

Global High Yield Bond Portfolio(1)
First $1 Billion	0.800%
Next $1 Billion	0.775%
Next $3 Billion	0.750%
Over $5 Billion	0.700%

Strategic Bond Portfolio(2)
First $1 Billion	0.650%
Next $1 Billion	0.625%
Next $3 Billion	0.600%
Over $5 Billion	0.575%
Over $10 Billion	0.550%

Small Cap Growth Portfolio
Daily Average Net Assets	0.750%

Total Return Portfolio(3)
First $1 Billion	0.750%
Next $1 Billion	0.725%
Next $3 Billion	0.700%
Over $5 Billion	0.675%
Over $10 Billion	0.650%

Investors Portfolio
First $350 Million	0.650%
Next $150 Million	0.550%
Next $250 Million	0.525%
Next $250 Million	0.500%
Over $1 Billion	0.450%

All Cap Portfolio
First $1.5 Billion	0.750%
Next $.50 Billion	0.700%
Next $.50 Billion	0.650%
Next $1.0 Billion	0.600%
Over $3.50 Billion	0.500%

Large Cap Growth Portfolio(4)
First $1 Billion	0.750%
Next $1 Billion	0.725%
Next $3 Billion	0.700%
Over $5 Billion	0.675%
Over $10 Billion	0.650%

(1)	Effective October 1, 2005, services previously provided under the fund’s administrative agreement were incorporated into the fund’s management contract and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same. Prior to October 1, 2005, the management fee payable by Global High Yield Bond Portfolio was 0.750%.
(2)	Prior to October 1, 2005, the fund management fee payable by Strategic Bond Portfolio was 0.750%.
(3)	Prior to October 1, 2005, the fund management fee payable by Total Return Portfolio was 0.750%.
(4)	Effective October 1, 2005, services previously provided under the fund’s administrative agreement were incorporated into the fund’s management contract and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same. Prior to October 1, 2005, the management fee payable by Large Cap Growth Portfolio was: 0.700% on average daily net assets up to and including $5 billion; 0.700% on average daily net assets over $5 billion up to and including $7.5 billion; 0.675% on average daily net assets over $7.5 billion up to and including $10 billion; and 0.650% on average daily net assets over $10 billion.

For the fiscal years ended December 31, 2003, 2004 and 2005, the manager has received the following amounts as management fees and has reimbursed the funds for expenses in the following amounts:

	Gross Fees	Waiver	Expenses Reimbursed
All Cap Portfolio
Year Ended December 31, 2003	$1,811,629	$0	$0
Year Ended December 31, 2004	$2,570,048	$0	$0
Year Ended December 31, 2005	$2,468,573	$0	$0

Global High Yield Bond Portfolio
Year Ended December 31, 2003	$224,722	$82,031	$0
Year Ended December 31, 2004	$339,142	$69,412	$0
Year Ended December 31, 2005	$480,637	$63,817	$7,688

Investors Portfolio
Year Ended December 31, 2003	$1,661,772	$0	$0
Year Ended December 31, 2004	$2,241,067	$1,901	$4,993
Year Ended December 31, 2005	$2,246,840	$13,968	$0

Large Cap Growth Portfolio
Year Ended December 31, 2003	$19,158	$19,158	$76,079
Year Ended December 31, 2004	$76,395	$61,722	$0
Year Ended December 31, 2005	$117,784	$77,114	$0

Small Cap Growth Portfolio
Year Ended December 31, 2003	$178,034	$0	$0
Year Ended December 31, 2004	$389,537	$0	$0
Year Ended December 31, 2005	$506,477	$0	$0

Strategic Bond Portfolio
Year Ended December 31, 2003	$690,901	$0	$0
Year Ended December 31, 2004	$736,683	$0	$0
Year Ended December 31, 2005	$750,656	$0	$0

Total Return Portfolio
Year Ended December 31, 2003	$678,380	$11,967	$0
Year Ended December 31, 2004	$717,518	$0	$4,970
Year Ended December 31, 2005	$650,808	$0	$3,970

The Sub-advisers

The sub-adviser(s) of each fund perform the day-to-day portfolio management of each fund, except that LMPFA manages the cash and short-term investments of each fund. The following is a list of each fund and its applicable sub-advisers.

All Cap Portfolio	ClearBridge
Global High Yield Bond Portfolio	Western Asset, WAML
Investors Portfolio	ClearBridge
Large Cap Growth Portfolio	ClearBridge
Small Cap Growth Portfolio	ClearBridge
Strategic Bond Portfolio	Western Asset, WAML
Total Return Portfolio	ClearBridge and Western Asset

ClearBridge, a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022, serves as the sub-adviser to certain funds noted above pursuant to a sub-advisory agreement between the manager and ClearBridge that was approved by the Board, including a majority of the Independent Directors, on June 23, 2006 (a “Sub-Advisory Agreement”).

Western Asset, a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as the sub-adviser to certain funds noted above pursuant to a sub-advisory agreement between the manager and Western Asset that was approved by the Board, including a majority of the Independent Directors, on June 23, 2006 (also, a “Sub-Advisory Agreement”).

WAML, a subsidiary of Legg Mason located at 10 Exchange Place, London, England, serves as the sub-adviser to certain funds noted above pursuant to a sub-advisory agreement between the manager and WAML that was approved by the Board, including a majority of the Independent Directors on June 23, 2006 (also, a “Sub-Advisory Agreement”).

References in this SAI to a fund’s sub-adviser mean the sub-adviser or sub-advisers of the applicable fund referenced above. ClearBridge and Western Asset are each a wholly-owned subsidiary of Legg Mason.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the sub-adviser will, except for the management of cash and short-term investments that is performed by LMPFA, manage a fund’s portfolio in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The sub-adviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the fund and the Manager. The manager and the sub-adviser may terminate the Sub-Advisory Agreement upon their mutual written consent. This Sub-Advisory Agreement will terminate automatically in the event of assignment by the sub-adviser and shall not be assignable by the Manager without the consent of the sub-adviser.

As compensation for its sub-advisory services, the manager will pay a fund’s sub-adviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. Since the Sub-Advisory Agreement went into effect on August 1, 2006, no fees were paid by the manager to the sub-adviser under the Sub-Advisory Agreement during the fund’s past three fiscal years.

Expenses

Each fund bears expenses incurred in its operations including, without limitation: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the fund who are not officers, directors, shareholders or employees of Legg Mason or the investment manager; SEC fees and state Blue Sky fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of the fund.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each fund, the manager, the sub-advisers, and the funds’ distributors have each adopted Codes of Ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Where personnel covered by a fund’s Code of Ethics are employed by more than one of the investment managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the fund’s Code of Ethics.

Copies of the Codes of Ethics of the funds, the manager, the sub-advisers and LMIS are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Board members may not agree with particular policies or votes by a sub-adviser, the Board has approved delegating proxy voting discretion to the sub-advisers believing that the sub-advisers should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the sub-adviser would vote the proxy in accordance with the principals set forth in its proxy voting policies and procedures.

Attached as Appendix B is the summary of the guidelines and procedures that the funds use to determine how to vote proxies relating to portfolio securities, including the procedures that the funds use when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the respective fund or the sub-adviser, on the other hand. This summary of the guidelines gives a general indication as to how the sub-adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the sub-adviser always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s respective investment objectives.

Information on how the funds voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the funds use to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will be continue to be listed under the funds’ former Salomon name.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below, none of the accounts shown were subject to fees based on performance. Unless noted otherwise, all information is provided as of December 31, 2005.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
All Cap Portfolio	John G. Goode	21 registered investment companies with $9.67 billion in total assets under management	2 other pooled investment vehicles with $0.42 billion in assets under management	96,007 other accounts with $13.19 billion in total assets under management

	Peter J. Hable	21 registered investment companies with $9.67 billion in total assets under management	2 other pooled investment vehicles with $0.42 billion in assets under management	96,007 other accounts with $13.19 billion in total assets under management

Global High Yield Bond Portfolio	S. Kenneth Leech‡	36 registered investment companies with $23.67 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management**

	Stephen A. Walsh‡	36 registered investment companies with $23.67 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management**

	Michael C. Buchanan‡	3 registered investment companies with $744 million in total assets under management	2 other pooled investment vehicles with $2.13 billion in assets under management	10 other accounts with $1.41 billion in total assets under management

	Ian R. Edmonds‡	0 registered investment companies	0 other pooled investment vehicles	1 other account with $46.1 billion in total assets under management

Investors Portfolio	Mark McAllister	17 registered investment companies with $8.75 billion in total assets under management	2 other pooled investment vehicles with $0.23 billion in assets under management	28,212 other accounts with $4.76 billion in total assets under management

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Robert Feitler	17 registered investment companies with $8.50 billion in total assets under management	2 other pooled investment vehicles with $0.23 billion in assets under management	28,212 other accounts with $4.76 billion in total assets under management

Large Cap Growth Portfolio	Alan Blake	19 registered investment companies with $8.19 billion in total assets under management	3 other pooled investment vehicles with $0.33 billion in assets under management	133,513 other accounts with $14.87 billion in total assets under management

Small Cap Growth Portfolio	Vincent Gao	4 registered investment companies with $0.69 billion in total assets under management	3 other pooled investment vehicles with $0.26 billion in assets under management	0 other accounts

	Kevin Caliendo	7 registered investment companies with $4.26 billion in total assets under management	0 other pooled investment vehicles	0 other accounts

	Robert Feitler	17 registered investment companies with $8.77 billion in total assets under management	2 other pooled investment vehicles with $0.23 billion in assets under management	28,212 other accounts with $4.76 billion in total assets under management

	Dmitry Khaykin	4 registered investment companies with $2.31 billion in total assets under management	3 other pooled investment vehicles with $0.26 billion in assets under management	0 other accounts

	Margaret Blaydes	4 registered investment companies with $2.31 billion in total assets under management	3 other pooled investment vehicles with $0.26 billion in assets under management	0 other accounts

Strategic Bond Portfolio	S. Kenneth Leech‡	36 registered investment companies with $23.67 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management**

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Stephen A. Walsh‡	36 registered investment companies with $23.67 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management**

	Keith J. Gardner‡	0 registered investment companies	2 other pooled investment vehicles with $2.1 billion in assets under management	3 other accounts with $213.0 million in total assets under management***

	Matthew C. Duda‡	0 registered investment companies	0 other pooled investment vehicles	0 other accounts

	Detlev Schlichter‡	2 registered investment companies with $119.0 million in total assets under management	3 other pooled investment vehicles with $306.5 million in assets under management	62 other accounts with $18.6 billion in total assets under management****

	Andres Sanchez- Balcazar‡	0 registered investment companies	0 other pooled investment vehicles	0 other accounts

Total Return Portfolio	George J. Williamson	2 registered investment companies with $0.23 billion in total assets under management	0 other pooled investment vehicles	67 other accounts with $0.27 billion in total assets under management

	Patrick Hughes	2 registered investment companies with $0.23 billion in total assets under management	0 other pooled investment vehicles	67 other accounts with $0.27 billion in total assets under management

	S. Kenneth Leech‡	36 registered investment companies with $23.6 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management**

	Stephen A. Walsh‡	36 registered investment companies with $23.6 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management**

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Mark L. Lindbloom‡	22 registered investment companies with $6.0 billion in total assets under management	1 other pooled investment vehicles with $0.2 billion in assets under management	11 other accounts with $2.1 billion in total assets under management

	Carl L. Eichstaedt‡	6 registered investment companies with $1.4 billion in total assets under management	0 other pooled investment vehicles	87 other accounts with $3 billion in total assets under management†

	Frederick Marki‡	2 registered investment companies with $0.3 billion in total assets under management	1 other pooled investment vehicles with $260 million in assets under management	2 other accounts with $1.3 billion in total assets under management

**	Includes 77 accounts managed, totaling $20.7 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $12.3 million, for which advisory fee is performance based.
****	Includes 21 accounts managed, totaling $5.2 billion, for which advisory fee is performance based.
†	Includes 3 accounts managed, totaling $931.4 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset and the investment manager and its affiliates. In addition to the funds noted above, these portfolio managers also are involved in the management of portfolios advised by Western Asset and its affiliates, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Portfolio Manager Compensation

The descriptions below relates to the manager and ClearBridge, Western Asset, Western Assets Limited and Limited affiliates of the portfolio manager. The manager follows the ClearBridge portfolio manager compensation policies described below.

ClearBridge Portfolio Manager Compensation

ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as percentage of ClearBridge’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a ““peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the Fund’s prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable ClearBridge chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Western Asset and Western Asset Limited Portfolio Manager Compensation

Western Asset Management Company’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager, the sub-advisers and the funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager or a sub-adviser and the individuals that it employs. For example, the manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each sub-adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the sub-advisers and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each Portfolio Manager as of December 31, 2005. None of the portfolio managers own fund shares because fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

Dollar Range of
Fund	Portfolio Manager(s)	Ownership of Securities
All Cap Portfolio	John G. Goode	none
	Peter J. Hable	none

Global High Yield Bond Portfolio	S. Kenneth Leech	none
	Stephen A. Walsh	none
	Michael C. Buchanan	none
	Ian R. Edmonds	none

Investors Portfolio	Mark McAllister	none
	Robert Feitler	none

Large Cap Growth Portfolio	Alan Blake	none

Small Cap Growth Portfolio	Vincent Gao	none
	Kevin Caliendo	none
	Robert Feitler	none
	Dmitry Khaykin	none
	Margaret Blaydes	none

Strategic Bond Portfolio	S. Kenneth Leech	none
	Stephen A. Walsh	none
	Keith J. Gardner	none
	Matthew C. Duda	none
	Detlev Schlichter	none
	Andres Sanchez-Balcazar	none

Total Return Portfolio	George J. Williamson	none
	Patrick Hughes	none
	S. Kenneth Leech	none
	Stephen A. Walsh	none
	Mark Lindbloom	none
	Carl L. Eichstaedt	none
	Frederick Marki	none

ADMINISTRATOR

Prior to August 31, 2006, Salomon Brothers Asset Management, Inc (“SaBAM”), located at 399 Park Avenue, New York, New York 10022, acted as administrator for each of the funds under each fund’s investment management agreement. SaBAM’s administration unit is located at 125 Broad Street, New York, New York 10004.

Prior to October 1, 2005, Global High Yield Bond Portfolio, Large Cap Growth Portfolio and Strategic Bond Portfolio received administrative services from SBFM under a separate administration agreement (collectively, the “Prior Administration Agreements”). The administration fee under the Prior Administration Agreements for each of the funds was payable monthly and (other than for Large Cap Growth Portfolio†) calculated at an annual rate of 0.05% of the fund’s average daily net assets. Each fund paid SaBAM a management fee and did not pay SaBAM an additional fee to act as each fund’s administrator. For the fiscal years ended December 31, 2003, 2004 and 2005, the administrator received the following amounts for its administrative services under the Prior Administrative Services Agreements:

Administration Fees Paid
All Cap Portfolio
Year Ended December 31, 2003(1)	$106,569
Year Ended December 31, 2004	$91,001
Year Ended December 31, 2005	$0

Global High Yield Bond Portfolio
Year Ended December 31, 2003(1)	$14,982
Year Ended December 31, 2004	$22,609
Year Ended December 31, 2005	$22,727

Investors Portfolio
Year Ended December 31, 2003(1)	$118,698
Year Ended December 31, 2004	$92,755
Year Ended December 31, 2005	$0

Large Cap Growth Portfolio(2)
Year Ended December 31, 2003(1)	$1,277
Year Ended December 31, 2004	$5,416
Year Ended December 31, 2005	$6,055

Small Cap Growth Portfolio
Year Ended December 31, 2003(1)	$11,869
Year Ended December 31, 2004	$14,168
Year Ended December 31, 2005	$0

Strategic Bond Portfolio
Year Ended December 31, 2003(1)	$46,060
Year Ended December 31, 2004	$49,112
Year Ended December 31, 2005	$38,832

Total Return Portfolio
Year Ended December 31, 2003(1)	$42,399
Year Ended December 31, 2004	$27,147
Year Ended December 31, 2005	$0

(1)	For the period from January 1, 2003 to January 24, 2003, SaBAM served as administrator to each fund. For the remainder of the fiscal year ended December 31, 2003, SBFM served each fund.
(2)	Prior to October 1, 2005, Large Cap Growth Portfolio paid an administration fee according to the following breakpoint schedule: 0.05% on average daily net assets up to and including $5 billion; 0.025% on average daily net assets over $5 billion and up to and including $10 billion; and 0% on average daily net assets in excess of $10 billion.

DISTRIBUTORS

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the investment manager, located at 100 Light Street, Baltimore, Maryland 21202 and CGM, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the funds’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the funds’ Board of Directors and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGM served as the funds’ distributor.

LMIS and CGM may be deemed to be underwriters for purposes of the 1933 Act.

Shares of each fund are sold continuously by LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the investment manager, and CGM, each fund’s distributors. A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to the distribution agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

With respect to each of the fund’s last three fiscal years and, with respect to LMIS, the period December 1, 2005 through December 31, 2005, no underwriting commissions/sales charges were paid to or retained by CGM or LMIS.

Distribution Fees

Rule 12b-1 promulgated under the 1940 Act (the “Rule”) provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a written plan adopted in accordance with the Rule. The Board of Directors of the Company has adopted a second amended distribution plan with respect to Class II or new II shares of each fund, as applicable, pursuant to the Rule (the “Plan”). The Board, in the exercise of its business judgment made in the best interests of the shareholders of the funds, has determined that there is a reasonable likelihood that the Plan will benefit each of the funds and their shareholders and has approved the continuation of the Plan.

Class II or new II shares of the funds, as applicable, are authorized, pursuant to the Plan adopted pursuant to the Rule, to pay LMIS and CGM an annual distribution fee with respect to the Class II or new II shares of each fund, as applicable, at the rate of 0.25% of the value of the average daily net assets attributable to the Class II or new II shares. The distribution fee is paid to LMIS and CGM for remittance to selected Participating Insurance Companies to compensate for activities primarily intended to result in the sale of Class II or new II shares, as applicable.

The expenses incurred in connection with these activities include, but are not necessarily limited to, the costs of: printing and distributing a Prospectus, SAI and reports to existing and prospective VA contract and VLI policy holders and Plan Participants who invest in a fund; preparing, printing and distributing sales literature relating to a fund and including materials intended for use within the Participating Insurance Companies; holding seminars and sales meetings designed to promote distribution of Class II or new II shares of a fund, as applicable; obtaining information and providing explanations to VA contract and VLI policy holders and Plan Participants regarding fund investment objectives and policies and other information about a fund, including the performance of the fund; training sales personnel regarding a fund; compensation sales personnel in connection with the allocation of cash values and premiums of the VA contracts to a fund; personal service and/or maintenance of

VA contracts and VLI policy holders’ and Plan Participants’ accounts with respect to Class II or new II shares of a fund, as applicable, attributable to such accounts; and financing any other activity that the Board of Directors determines is primarily intended to result in the sale of Class II or new II shares, as applicable.

LMIS and CGM may also make payments to assist in the distribution of a fund’s shares out of the other fees received by it or its affiliates from such fund, its past profits or any other sources available to it and such payments are deemed authorized by the Plan with respect to Class II or new II shares, as applicable.

The Plan does not provide for payments to assist in the distribution of a fund’s other class of shares. From time to time, LMIS and Citigroup Asset Management (“CAM”) may waive receipt of fees under the Plan while retaining the ability to be paid under the Plan thereafter. The fees payable to LMIS and CAM under the Plan and payments by LMIS and CAM to selected Participating Insurance Companies are payable only for the various costs incurred or paid by such Participating Insurance Companies in connection with the distribution of Class II or new II shares, as applicable, of a fund.

A quarterly report of the amounts expended with respect to each fund under the Plan, and the purposes for which such expenditures were incurred, is presented to the Company’s Board for its review. In addition, each Plan provides that it may not be amended with respect to the Class II or new II shares, as applicable, of any fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that Class, and that other material amendments of the Plan must be approved by the Company’s Board and by the Directors who are neither “interested persons,” as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and its related agreements are subject to annual approval of the Board by a vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to Class II or new II shares, as applicable, of a fund at any time, by majority vote of the Directors who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by the Company by vote of a majority of the shares of Class II or new II shares, as applicable, of a fund.

Listed below are the distribution fees paid by each fund for Class II shares under its 12b-1 plan for the fiscal years ended December 31, 2004 and 2005.

Fund	Distribution Fees Paid for the Fiscal Year Ended December 31, 2005	Distribution Fees Paid for the Fiscal Year Ended December 31, 2004
All Cap Portfolio	$41,334	$32,792
Global High Yield Bond Portfolio	$32,032	$5,012
Investors Portfolio	$4,245	$803
Large Cap Growth Portfolio	$0	$0
Small Cap Growth Portfolio	$33	$0
Strategic Bond Portfolio	$0	$0
Total Return Portfolio	$20,322	$11,007

Because new Class II of Investors Portfolio and Small Cap Growth Portfolio commenced operations on January 12, 2007, no fees were paid under the Plans of those funds for the fiscal year ending December 31, 2005.

For the year ended December 31, 2005 with respect to payments made to CGM, and for the period December 1, 2005 through December 31, 2005 with respect to payments made to LMIS, the aggregate amount paid by the Class II shares of the All Cap Portfolio, High Yield Bond Portfolio, Investors Value Portfolio, Small Cap Growth Portfolio and Total Return Portfolio under its applicable Plan was as follows:

Fund	Compensation paid by CGM and Affiliates to Selected Dealers(1)	Compensation paid by CGM and Affiliates to Sales Personnel	Amount spent by CGM and Affiliates on Advertising	Amount spent by CGM and Affiliates for printing and mailing of Prospectus	Total Amount of Expenses Incurred by CGM and its Affiliates in Connection with Distribution of the funds(2)
All Cap Portfolio	$20,883	$0	$0	$9	$20,892
Global High Yield Bond Portfolio	$16,875	$0	$0	$116	$16,991
Investors Portfolio	$2,231	$0	$0	$48	$2,279
Small Cap Growth Portfolio	$0	$0	$18	$1	$19
Total Return Portfolio	$10,419	$0	$0	$125	$10,544

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses.
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGM and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each fund’s Plan, as well as out of other revenue received by SaBAM and its affiliates.

	Compensation paid by LMIS and Affiliates to Selected Dealers(1)	Compensation paid by LMIS and Affiliates to Sales Personnel	Amount Spent by LMIS and Affiliates on Advertising	Amount spent by LMIS and Affiliates on printing and mailing of Prospectus	Total Amount of Expenses Incurred by LMIS and Affiliates in Connection with Distribution of the funds(2)
All Cap Portfolio	$0	$0	$0	$1	$1
Global High Yield Bond Portfolio	$0	$0	$0	$11	$11
Investors Portfolio	$0	$0	$0	$4	$4
Small Cap Growth Portfolio	$0	$0	$8	$0	$8
Total Return Portfolio	$0	$0	$0	$11	$11

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses.
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by LMIS and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each Plan, as well as out of other revenue received by SaBAM and its affiliates.

CUSTODIAN AND TRANSFER AGENT

Custodian. State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, MA 02111, serves as each fund’s custodian. The Custodian, among other things, maintains a custody account or accounts in the name of each fund; receives and delivers all assets for each fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each fund; and makes disbursements on behalf of each fund. The Custodian neither determines the funds’ investment policies, nor decides which securities each fund will buy or sell. For these services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

Transfer Agent. PFPC Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, RI 02940-9699, serves as each fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund. For these services, the transfer agent receives a monthly fee computed separately for each fund and is reimbursed for out-of-pocket expenses.

Subject to approval by the Board of Directors, in certain instances where there is an omnibus account that represents numerous beneficial owners, a fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.

ADDITIONAL INFORMATION

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and SaBAM (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the funds (the “Funds’’), and directors of the Funds (collectively, the “Defendants’’). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). This fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Advisers Act. Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

The funds are not any of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore have not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees (the “Independent Trustees”) of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s Independent Trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the Independent Trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint.

A motion to dismiss was filed on October 23, 2006. No assurance can be given as to the outcome of this matter.

* * *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and ClearBridge for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge.

Although there can be no assurance, LMPFA believes that this matter is not likely to have a material adverse effect on the fund.

* * *

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 345 Park Avenue, New York, New York 10154, has been selected as the funds’ independent registered public accounting firm to audit and report on the funds’ financial statements and highlights for the fiscal year ending December 31, 2006.

COUNSEL

Simpson Thacher & Bartlett LLP serves as counsel to each fund, and is located at 425 Lexington Avenue, New York, New York 10017-3954.

DLA Piper US LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to each fund’s Prospectus.

CAPITAL STOCK

Pursuant to current interpretations of the 1940 Act, the Company anticipates that each Participating Insurance Company will solicit voting instructions from VA contract and VLI policy owners with respect to any matters that are presented to a vote of shareholders, and will vote shares in proportion to the voting instructions received. Plans will vote shares as required by applicable law and governing Plan documents.

Shares of each class of a fund represent interests in that fund in proportion to each share’s net asset value. The per share net asset value of each class of shares in a fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply. Although each fund is offering only its own shares, it is possible that a fund could become liable for a misstatement in the SAI about another fund listed in the SAI.

As used in this SAI and each Prospectus, the term “majority”, when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Shares of each class of each fund are entitled to such dividends and distributions out of the assets belonging to that fund as are declared in the discretion of the Board of Directors. In determining the net asset value of a class of a fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of each fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the Company’s charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular fund are conclusive.

Licensing Agreement.    “Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment adviser, are not affiliated with Citigroup.

Proposed Changes.    The Board has approved a number of initiatives designed to streamline and restructure the fund complex, and the Company is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, each fund will become a series of a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

A fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of a fund and requires a fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

FINANCIAL STATEMENTS

The Company’s annual reports for the fiscal year ended December 31, 2005 are incorporated herein by reference in their entirety. They were filed with the Securities and Exchange Commission on March 10, 2006 (Ascession Numbers 0001193125-06-050534, 0001193125-06-050592, 0001193125-06-050653, 0001193125-06-050693, 0001193125-06-051210, 0001193125-06-051252 and 0001193125-06-052294). The Company’s semi-annual reports for the fiscal period ended June 30, 2006 are incorporated herein by reference in their entirety. They were filed with the Securities and Exchange Commission on September 8, 2006 (Ascession Numbers 0001193125-06-187616, 0001193125-06-187646, 0001193125-06-187647, 0001193125-06-187684, 0001193125-06-187739, 0001193125-06-187742 and 0001193125-06-187905).

APPENDIX A

RATINGS ON DEBT OBLIGATIONS

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa—Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in “Aaa” securities.

A—Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:    The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”)

AAA—Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” or “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-):    The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings:    The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L—The letter “L” indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+—Continuance of the rating is contingent upon S&P’s receipt of closing documentation confirming investments and cash flow.

*—Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement.

NR—Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Fitch, Inc. (“Fitch”)

AAA—Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

AA—Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

A—Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB—Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

B—Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

CCC, CC, C—Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

COMMERCIAL PAPER RATINGS

Moody’s

Issuers rated “Prime-1” (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated “Prime-2” (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

Fitch’s short-term ratings are as follows:

F1+—Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The “+” denotes an exceptionally strong credit feature.

F1—Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2—Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

APPENDIX B

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

B-1

APPENDIX C

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Advisors1 (Clearbridge)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

[1]	ClearBridge Advisors comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

C-1

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

C-2

APPENDIX D

PROXY VOTING POLICIES AND PROCEDURES OF WESTERN ASSET MANAGEMENT COMPANY AND WESTERN ASSET MANAGEMENT COMPANY LIMITED

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients

(or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

Exhibit		Description
a (1)	—	Articles of Incorporation of Registrant (filed as Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

a (2)	—	Articles Supplementary and Articles of Amendment of Registrant (filed as Exhibit a(2) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A and incorporated by reference herein).

a (3)	—	Form of Articles of Amendment of Registrant (filed as Exhibit a(3) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A and incorporated by reference herein).

a(4)	—	Form of Articles Supplementary (filed herewith).

b	—	Registrant’s By-Laws (filed as Exhibit b to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A and incorporated by reference herein).

c	—	None.

d (1)	—	Management Agreement between Registrant and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), dated August 1, 2006 with respect to All Cap Portfolio (filed as Exhibit d(1) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (2)	—	Management Agreement between Registrant and LMPFA, dated August 1, 2006 with respect to High Yield Bond Portfolio (filed as Exhibit d(2) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (3)	—	Management Agreement between Registrant and LMPFA, dated August 1, 2006 with respect to Investors Portfolio (filed as Exhibit d(3) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (4)	—	Management Agreement between Registrant and LMPFA, dated August 1, 2006 with respect to Large Cap Growth Portfolio (filed as Exhibit d(4) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (5)	—	Management Agreement between Registrant and LMPFA, dated August 1, 2006 with respect to Small Cap Growth Portfolio (filed as Exhibit d(5) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (6)	—	Management Agreement between Registrant and LMPFA, dated August 1, 2006 with respect to Strategic Bond Portfolio (filed as Exhibit d(6) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (7)	—	Management Agreement between Registrant and LMPFA, dated August 1, 2006 with respect to Total Return Portfolio (filed as Exhibit d(7) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (8)	—	Sub-advisory Agreement between LMPFA and ClearBridge Advisors, LLC (“ClearBridge”), dated August 1, 2006, with respect to All Cap Portfolio (filed as Exhibit d(8) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (9)	—	Sub-advisory Agreement between LMPFA and Western Asset Management Company (“WAM”), dated August 1, 2006, with respect to High Yield Bond Portfolio (filed as Exhibit d(9) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (10)	—	Sub-advisory Agreement between LMPFA and ClearBridge, dated August 1, 2006, with respect to Investors Portfolio (filed as Exhibit d(10) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (11)	—	Sub-advisory Agreement between LMPFA and ClearBridge, dated August 1, 2006, with respect to Large Cap Growth Portfolio (filed as Exhibit d(11) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (12)	—	Sub-advisory Agreement between LMPFA and ClearBridge, dated August 1, 2006, with respect to Small Cap Growth Portfolio (filed as Exhibit d(12) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (13)	—	Sub-advisory Agreement between LMPFA and WAM, dated August 1, 2006, with respect to Strategic Bond Portfolio (filed as Exhibit d(13) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (14)	—	Sub-advisory Agreement between LMPFA and Western Asset Management Company Limited (“WAML”), dated August 1, 2006 with respect to Strategic Bond Portfolio (filed as Exhibit d(14) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein)

d (15)	—	Sub-advisory Agreement between LMPFA and WAM, dated August 1, 2006, with respect to Total Return Bond Portfolio (filed as Exhibit d(15) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

d (16)	—	Sub-advisory Agreement between LMPFA and ClearBridge, dated August 1, 2006, with respect to Total Return Bond Portfolio (filed as Exhibit d(16) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein)

e (1)	—	Distribution Agreement between Registrant and Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) dated June 5, 2001 (filed as Exhibit e(1) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A and incorporated by reference herein).

e (2)	—	Amendment to Distribution Agreement between Registrant and Citigroup Global Markets Inc., dated June 1, 2001, as amended on December 1, 2005 (filed as Exhibit e(2) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A and incorporated by reference herein).

e (3)	—	Distribution Agreement between Registrant and Legg Mason Investor Services, LLC, dated December 1, 2005 (filed as Exhibit e(3) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A and incorporated by reference herein).

f	—	None.

g	—	Custodian Services Agreement with State Street Bank & Trust Company dated January 1, 2006 (filed as Exhibit g to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A and incorporated by reference herein).

h (1)	—	Transfer Agency and Services Agreement with PFPC Inc. dated January 1, 2006 (filed as Exhibit h(1) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A and incorporated by reference herein).

h (2)	—	License Agreement between Registrant and Citigroup Inc., dated December 1, 2005 (filed as Exhibit h(2) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A and incorporated by reference herein).

h (3)	—	Form of Participation Agreement (filed as Exhibit 9(c) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

h (4)	—	License Agreement between Registrant and Legg Mason Properties, Inc. dated April 6, 2006 (filed as Exhibit h(4) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A and incorporated by reference herein).

i (1)	—	Opinion and Consent of Counsel of Piper & Marbury L.L.P. as to the Legality of Securities Being Registered (filed as Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

i(2)	—	Opinion of DLA Piper US LLP as to the legality of the Class IIA shares being registered with respect to Investors Portfolio and Small Cap Growth Portfolio (filed herewith).

j	—	Consent of independent registered public accounting firm (filed herewith).

k	—	None.

l (1)	—	Share Purchase Agreement (filed as Exhibit 13(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

m (1)	—	Form of Second Amended Distribution Plan for Registrant (filed as Exhibit m(1) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

n (1)	—	Form of Amended Multiclass Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 (filed as Exhibit n(1) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated by reference herein).

p (1)	—	Code of Ethics of Registrant and Manager (Code of Ethics of Citigroup Asset Management – North America and Certain Registered Investment Companies) (filed as Exhibit p(1) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A and incorporated by reference herein).

p (2)	—	Code of Ethics of Legg Mason Investor Services, LLC (filed as Exhibit p(2) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A and incorporated by reference herein).

p (3)	—	Code of Ethics of Western Asset Management Company (filed as Exhibit p(3) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A and incorporated by reference herein).

p (4)	—	Code of Ethics of Citigroup Asset Management Limited (filed as Exhibit p(3) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A and incorporated by reference herein).

q	—	Powers of Attorney for Carol L. Colman, Daniel P. Cronin, Leslie H. Gelb, R. Jay Gerken, Riordan Roett, Jeswald W. Salacuse and William R. Hutchinson (filed herewith).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

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ITEM 25. INDEMNIFICATION

Reference is made to Article VIII of Registrant’s Articles of Incorporation, Article V of Registrant’s By-Laws, paragraph 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) (“CGMI”) (the “CGMI Distribution Agreement”), paragraph 7 of the Amendment to the CGMI Distribution Agreement and paragraph 10 of the Distribution Agreement between Registrant and Legg Mason Investor Services, LLC (“LMIS”).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the ‘Securities Act’) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Investment Adviser – LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Sub-adviser — ClearBridge was formed in 2005 under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.

ClearBridge is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Advisers Act (SEC File No. 801-64710).

Sub-adviser —WAM was organized under the laws of the State of California as a company. WAM is an indirect wholly-owned subsidiary of Legg Mason.

WAM is registered as an investment adviser under the Advisers Act. The list required by this Item 26 of officers and directors of WAM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of FORM ADV filed by WAM pursuant to the Advisers Act (SEC File No. 801-8162).

Sub-adviser — WAML was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason.

WAML is registered as an investment sub-adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of WAML together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by WAML pursuant to the Advisers Act (SEC File No. 801-21068).

ITEM 27. PRINCIPAL UNDERWRITERS

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Legg Mason Partners Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, LMP Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Equity Fund, Inc., Western Asset Funds II, Inc., Legg Mason Partners Series Funds, Inc., Legg Mason Partners Variable Portfolios I, Inc., Barrett Opportunity Fund, Inc., Western Asset 2008 Worldwide Dollar Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund, Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund, Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolio II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds: Legg Mason Partners Trust II, CitiFunds Trust I, Legg Mason Partners Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, LMP Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Equity Fund, Inc., Western Asset Funds II, Inc., Legg Mason Partners Series Funds, Inc., Legg Mason Partners Variable Portfolios I, Inc., Barrett Opportunity Fund, Inc., Western Asset 2008 Worldwide Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolios II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipal Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Sector Series, Inc., Travelers Series Fund Inc., Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc.

3

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The table below sets forth the information required by Item 27(b) with respect to each officer, director and partner of LMIS.

Name and Principal Business Address*	Position and Offices with Underwriter	Positions and Offices with Fund
Timothy C. Scheve	Managing Director	None
Mark R. Fetting	Managing Director	None
D. Stuart Bowers	Vice President	None
W. Talbot Daley	Vice President	None
Thomas J. Hirschmann	Vice President	None
Joseph M. Furey	General Counsel and Chief Compliance Officer	None
Ronald Holinsky	Counsel	None
Robert E. Patterson	Counsel	None
Theresa M. Silberzahn	Chief Financial Officer	None
Elisabeth F. Craig	AML Compliance Officer and Director of Continuing Education	None

*	All addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

With respect to the Registrant’s Manager:

(1)	c/o Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Sub-advisers:

(2)	c/o Western Asset Management Company

399 Park Avenue

New York, NY 10022

(3)	c/o ClearBridge Advisors, LLC

399 Park Avenue

New York, NY 10022

(4)	c/o Western Asset Management Company Limited

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(5)	State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(6)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributors:

(7)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(8)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

4

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in fact, thereto duly authorized, in the City of New York and State of New York, on the 12th day of January 2007.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

By:	/s/ R. Jay Gerken
R. JAY GERKEN
CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on January 12, 2007.

SIGNATURE	TITLE
/s/ R. Jay Gerken	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)
(R. JAY GERKEN)

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)

(FRANCES M. GUGGINO)

/s/ Carol L. Colman*	Director
(CAROL L. COLMAN)

/s/ Daniel P. Cronin*	Director
(DANIEL P. CRONIN)

Director
(LESLIE H. GELB)

/s/ Dr. Riordan Roett*	Director
(DR. RIORDAN ROETT)

/s/ Jeswald W. Salacuse*	Director
(JESWALD W. SALACUSE)

/s/ William R. Hutchinson*	Director
(WILLIAM R. HUTCHINSON)

*By	/s/ R. Jay Gerken
(R. JAY GERKEN, AS ATTORNEY-IN-FACT)

6

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
a(4)	Form of Articles Supplementary

i(2)	Opinion of DLA Piper US LLP as to the legality of the Class IIA shares being registered with respect to Investors Portfolio and Small Cap Growth Portfolio

j	Consent of independent registered public accounting firm

q	Powers of Attorney for Carol L. Colman, Daniel P. Cronin, R. Jay Gerken, Riordan Roett, Jeswald W. Salacuse and William R. Hutchinson